UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2018

Date of reporting period:	October 1, 2017 — March 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Dynamic Asset Allocation Balanced Fund

Semiannual report
3 | 31 | 18

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PABAX

Putnam Dynamic
Asset Allocation
Balanced Fund

Semiannual report
3 | 31 | 18

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including, in the case of bonds, perceptions about the risk of default and expectations about changes in monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

May 11, 2018

Dear Fellow Shareholder:

After an extended period of record advances and low volatility, global stock markets encountered some challenges in the early months of 2018. Stocks began the year against a backdrop of optimism, but quickly lost ground in February with a sharp downturn that pushed the U.S. market into correction territory. Stocks subsequently recovered somewhat, but markets have remained choppy.

While volatility and declines can be unsettling, seasoned investors recognize that they are natural and ultimately can restore balance in the financial markets. In this changing environment, Putnam’s experienced investment professionals continue to monitor risks and seek opportunities. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors in all types of markets.

As always, we believe investors should maintain a well-diversified portfolio, think about long-term goals, and speak regularly with their financial advisors. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

Thank you for investing with Putnam.

Putnam Dynamic Asset Allocation Balanced Fund is designed for investors seeking total return. The fund’s target mix of 60% stocks and 40% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The three portfolio managers of Putnam’s Global Asset Allocation group have extensive experience analyzing how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

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Diversification can help to reduce volatility over time

With today’s market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Balanced Blended Benchmark is administered by Putnam Management and comprises 50% Russell 3000 Index, 35% Bloomberg Barclays U.S. Aggregate Bond Index, 10% MSCI EAFE Index (ND), and 5% JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/18. See above and pages 10–11 for additional fund performance information. Index descriptions can be found on page 15.

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Jason is Co-Head of Global Asset Allocation. He has an M.B.A. from the Booth School of Business at the University of Chicago and a B.S. from Northeastern University. He joined Putnam in 1999 and has been in the investment industry since 1993.

In addition to Jason, your fund’s portfolio managers are James A. Fetch and Robert J. Schoen.

Please describe the market environment during the six-month period ended March 31, 2018.

Global markets were marked by a series of ups and downs during the six-month reporting period. Throughout 2017, investors in most markets worldwide shrugged off geopolitical and macroeconomic risks, embraced equities and bonds, and drove markets considerably higher. The U.S. tax reform that went into effect in the middle of the fund’s reporting period added to the optimism. It includes a reduction in the corporate tax rate to 21% from 35%. This law is widely seen as a near- to medium-term positive factor for earnings of corporations in the United States and provided some impetus to stock performance.

However, there was a spike in volatility across markets during the first quarter of 2018, including a U.S. equity market correction that began at the end of January. This broad market decline was driven primarily by a more hawkish-sounding Federal Reserve and the risk of a trade war with China. The Fed raised rates in December 2017 and again in March 2018, while signaling that it is on track to raise rates at least twice more this year.

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Allocations are shown as a percentage of the fund’s net assets as of 3/31/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/18. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

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We believe it is fair to say that trade protectionism and the risk of a trade war has risen. President Trump slapped tariffs on an estimated $50 billion of imports from China, weeks after announcing tariffs on aluminum, steel, washing machines, and solar panels. This spurred volatility in global markets. Global and U.S. equities — and specifically technology stocks — were also undermined by user-data privacy issues engulfing Facebook and other social media companies.

Across the Atlantic, the European Central Bank [ECB] left interest rates unchanged at its January meeting. However, investors remained skeptical about how long the economic stimulus program would remain in place. The anticipation of a more aggressive unwinding of accommodative monetary policy ultimately weighed negatively on the market risk premium, contributing to first-quarter declines in equities and bonds.

How did Putnam Dynamic Asset Allocation Balanced Fund perform during the semiannual period?

The fund performed in line with our expectations, finishing the period in positive territory, However, it underperformed its primary benchmark, the all-equity Russell 3000 Index, a broad index of U.S. stocks. It only slightly underperformed its secondary benchmark, the Putnam Balanced Blended Benchmark, which contains stocks and bonds. Strong equity market performance outside of February and March had meaningful impact on the fund’s results. Although U.S. investment-grade and high-yield bonds did not perform well, equity market strength over the balance of the reporting period was more than enough to offset fixed-income weakness.

What was the fund’s asset allocation strategy, and how did it affect performance?

Our tactical asset allocation approach during the six-month period, in aggregate, had a relatively small impact on portfolio returns. We generally favored U.S. equities, which worked in the strategy’s favor during the first four months of the semiannual period but was a detractor during the equity market selloffs in February and March. A notable positive contribution came from our tactical positioning within commodities. We do not have a commodities allocation as part of our benchmark; however, we maintain flexibility to gain exposure to this asset class when we identify what we believe are timely opportunities. Tactical exposure to a diversified basket of commodities at certain times during both fourth quarter 2017 and first quarter 2018 added value to the portfolio.

At the stock-selection level, results were mixed during the period. We typically employ a selection strategy that uses quantitative research and analysis to assemble a sector-neutral portfolio of stocks that we believe will outperform the broad market. During the first half of the period, U.S. stock selection was rewarded, adding value above and beyond the general rally in stocks. During the second half of the period, stock selection in U.S. large-cap equities underperformed the fund’s benchmarks. International developed equity market selection detracted slightly. Fixed-income security selection, which focused on securitized debt, primarily mortgages, was a notable positive contributor.

How did you use derivatives during the period?

We used a variety of derivatives to help mitigate volatility and, in some cases, in an effort to enhance fund performance. Futures contracts were used to manage exposure to equity market risk and hedge prepayment and interest-rate risks, an expression of our preference for equities over rate-sensitive fixed income. These

Dynamic Asset Allocation Balanced Fund 7

contracts also were used to help gain exposure to interest rates and to equitize cash. Forward currency contracts also provided a means to hedge foreign exchange risk and increase our exposure to currencies.

How did fixed-income markets perform during the period?

Fixed-income markets were under pressure during the period. Interest rates moved steadily higher during the fourth quarter before a significant increase in January 2018. The upward pressure on yields during this time was a function of strong growth and the expectation of continued short-term interest-rate hikes. Also, in late January, a report indicating vigorous wage growth sparked brief concern about higher inflation. The Bloomberg Barclays U.S. Aggregate Bond Index, a proxy for investment-grade bonds, was down 1.08% for the six-month period. As interest rates increase, generally, the prices of bonds fall. High-yield bonds as measured by the JPMorgan Developed High Yield Index lost 0.09% during the six months ended March 31.

What is the outlook for 2018?

Early 2018 is turning out to be more volatile than 2017. Despite strong underlying fundamentals, we believe stock performance may be affected by trade protectionism, the trajectory of U.S. interest rates, and political risks. We expect the Fed to increase rates at least another two times in 2018 as it pursues a return to more normal interest-rate levels. However, new Federal Reserve Chair Jerome Powell’s congressional testimony earlier this year raised concerns that a fourth rate hike may be possible.

In our view, the U.S. and global economy prospects for 2018 remain solid, buoyed by consumption and investment. The U.S. labor market began 2018 on a strong note as Americans saw wage gains accelerate and hiring improve. While inflation has remained subdued, recent wage growth sparked concerns about rising prices. In Europe, we believe higher-than-expected inflation could produce

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Dynamic Asset Allocation Balanced Fund

some volatility in euro-based sovereigns and corporate bonds. We expect rate normalization to continue, though ECB monetary policy on the whole has remained mostly accommodative.

We believe a much larger challenge for markets in coming months will be the Trump administration’s return to its campaign promises of “America First” trade policies. The administration in February announced tariffs on steel and aluminum, which were subsequently watered down to provide waivers for many companies and countries. Of even greater concern, in our view, is the Trump administration’s stance on intellectual property theft and forced technology transfer, which mostly targets China: The administration has estimated cumulative costs that dwarf the expected impact of the initial metals tariffs.

While these political and geopolitical risks warrant monitoring, we currently prefer equity over both rates and credit strategies in our multi-asset portfolios and maintain our positive view on commodities.

Thank you, Jason, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2018, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (2/7/94)
Before sales charge	7.11%	97.23%	7.03%	47.95%	8.15%	17.29%	5.46%	8.70%	2.12%
After sales charge	6.85	85.89	6.40	39.44	6.88	10.54	3.40	2.45	–3.75
Class B (2/11/94)
Before CDSC	6.85	86.08	6.41	42.45	7.33	14.72	4.68	7.99	1.81
After CDSC	6.85	86.08	6.41	40.45	7.03	11.72	3.76	2.99	–3.04
Class C (9/1/94)
Before CDSC	6.29	83.11	6.24	42.46	7.33	14.65	4.66	7.94	1.74
After CDSC	6.29	83.11	6.24	42.46	7.33	14.65	4.66	6.94	0.77
Class M (2/6/95)
Before sales charge	6.59	87.67	6.50	44.29	7.61	15.55	4.94	8.24	1.92
After sales charge	6.43	81.10	6.12	39.24	6.84	11.51	3.70	4.45	–1.65
Class P (8/31/16)
Net asset value	7.39	102.74	7.32	50.12	8.46	18.47	5.81	9.17	2.31
Class R (1/21/03)
Net asset value	6.83	92.29	6.76	46.11	7.88	16.47	5.21	8.52	2.01
Class R5 (7/2/12)
Net asset value	7.38	102.29	7.30	49.77	8.41	18.17	5.72	9.00	2.25
Class R6 (7/2/12)
Net asset value	7.40	103.57	7.37	50.61	8.54	18.53	5.83	9.07	2.30
Class Y (7/5/94)
Net asset value	7.38	102.29	7.30	49.79	8.42	18.20	5.73	8.97	2.25

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales

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charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class P, R5, and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5, and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Comparative index returns For periods ended 3/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Russell 3000 Index	9.54%	150.60%	9.62%	84.50%	13.03%	33.92%	10.22%	13.81%	5.65%
Putnam Balanced
Blended Benchmark*	—†	98.30	7.09	47.66	8.11	20.61	6.45	8.93	2.72
Lipper Mixed-Asset
Target Allocation
Moderate Funds	6.85	70.09	5.40	34.04	5.99	14.85	4.70	7.55	1.97
category average‡

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Putnam Balanced Blended Benchmark is administered by Putnam Management and comprises 50% Russell 3000 Index, 35% Bloomberg Barclays U.S. Aggregate Bond Index, 10% MSCI EAFE Index (ND), and 5% JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/18, there were 563, 551, 495, 450, 345, and 31 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/18

Distributions	Class A		Class B	Class C	Class M		Class P	Class R	ClassR5	ClassR6	Class Y
Number	2		2	2	2		2	2	2	2	2
Income	$0.112		$0.053	$0.057	$0.070		$0.142	$0.093	$0.133	$0.140	$0.132
Capital gains
Long-term gains	0.456		0.456	0.456	0.456		0.456	0.456	0.456	0.456	0.456
Short-term gains	0.267		0.267	0.267	0.267		0.267	0.267	0.267	0.267	0.267
Total	$0.835		$0.776	$0.780	$0.793		$0.865	$0.816	$0.856	$0.863	$0.855
	Before	After	Net	Net	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value	value
9/30/17	$15.43	$16.37	$15.36	$15.03	$15.39	$15.95	$15.47	$15.31	$15.46	$15.46	$15.46
3/31/18	14.94	15.85	14.88	14.53	14.91	15.45	14.98	14.82	14.97	14.97	14.97

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Total annual operating expenses
for the fiscal year ended 9/30/17	0.99%	1.74%	1.74%	1.49%	0.60%	1.24%	0.74%	0.64%	0.74%
Annualized expense ratio for the
six-month period ended 3/31/18	0.97%	1.72%	1.72%	1.47%	0.58%	1.22%	0.72%	0.62%	0.72%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/17 to 3/31/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.89	$8.65	$8.65	$7.40	$2.93	$6.14	$3.63	$3.13	$3.63
Ending value (after expenses)	$1,021.20	$1,018.10	$1,017.40	$1,019.20	$1,023.10	$1,020.10	$1,022.50	$1,023.00	$1,022.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/18, use the following calculation method. To find the value of your investment on 10/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.89	$8.65	$8.65	$7.39	$2.92	$6.14	$3.63	$3.13	$3.63
Ending value (after expenses)	$1,020.09	$1,016.36	$1,016.36	$1,017.60	$1,022.04	$1,018.85	$1,021.34	$1,021.84	$1,021.34

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. Effective March 1, 2018, they are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

14 Dynamic Asset Allocation Balanced Fund

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

MSCI EAFE Index (ND) is a free float-adjusted market capitalization index that is designed to measure the equity performance of large and mid-cap markets in developed countries, excluding the U.S. and Canada. Net dividends (ND) indexes reflect the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Putnam Balanced Blended Benchmark is a benchmark administered by Putnam Management, comprising 50% the Russell 3000 Index, 35% the Bloomberg Barclays U.S. Aggregate Bond Index, 10% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Dynamic Asset Allocation Balanced Fund 15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2018, Putnam employees had approximately $509,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Dynamic Asset Allocation Balanced Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Balanced Fund 17

The fund’s portfolio 3/31/18 (Unaudited)

COMMON STOCKS (56.8%)*	Shares	Value
Banking (4.1%)
ABN AMRO Group NV GDR (Netherlands)	109,875	$3,312,700
Bank of Montreal (Canada)	5,179	391,214
Bank of Nova Scotia (The) (Canada)	7,077	435,930
BB&T Corp.	495	25,760
BNP Paribas SA (France)	42,867	3,178,392
Canadian Imperial Bank of Commerce (Canada)	4,276	377,434
Citigroup, Inc.	377,400	25,474,500
DNB ASA (Norway)	92,679	1,808,266
Industrial Bank of Korea (South Korea)	123,650	1,780,681
Japan Post Bank Co., Ltd. (Japan)	38,900	522,054
JPMorgan Chase & Co.	359,978	39,586,780
Mediobanca Banca di Credito Finanziario SpA (Italy)	27,954	329,066
Mitsubishi UFJ Financial Group, Inc. (Japan)	588,077	3,852,165
National Bank of Canada (Canada)	7,269	342,137
PNC Financial Services Group, Inc. (The)	52,488	7,938,285
Regions Financial Corp.	402,100	7,471,018
Resona Holdings, Inc. (Japan)	561,000	2,963,037
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	21,900	886,456
SunTrust Banks, Inc.	78,800	5,361,552
Synovus Financial Corp.	23,900	1,193,566
TCF Financial Corp.	53,800	1,227,178
Toronto-Dominion Bank (Canada)	4,893	277,663
U.S. Bancorp	3,796	191,698
United Overseas Bank, Ltd. (Singapore)	92,000	1,940,010
		110,867,542
Basic materials (1.9%)
Anglo American PLC (United Kingdom)	116,712	2,726,640
Arkema SA (France)	15,334	2,002,350
Ashland Global Holdings, Inc.	9,100	635,089
BASF SE (Germany)	15,971	1,623,146
BHP Billiton, Ltd. (Australia)	181,786	4,021,168
Boliden AB (Sweden)	23,842	840,511
Celanese Corp. Ser. A	5,700	571,197
CIMIC Group, Ltd. (Australia)	72,624	2,505,523
Covestro AG (Germany)	29,958	2,948,812
Domtar Corp.	23,600	1,003,944
Evonik Industries AG (Germany)	89,372	3,153,341
Huntsman Corp.	161,700	4,729,725
Kajima Corp. (Japan)	67,000	621,484
Mitsubishi Chemical Holdings Corp. (Japan)	155,400	1,505,002
Mitsubishi Gas Chemical Co., Inc. (Japan)	27,800	665,967
Mitsubishi Materials Corp. (Japan)	7,800	234,575
Newmont Mining Corp.	77,400	3,024,018
Packaging Corp. of America	34,700	3,910,690
Rio Tinto PLC (United Kingdom)	30,747	1,561,082
Sherwin-Williams Co. (The)	20,152	7,902,002
Taisei Corp. (Japan)	26,200	1,329,637
Toyo Suisan Kaisha, Ltd. (Japan)	7,100	275,246

18 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (56.8%)* cont.	Shares	Value
Basic materials cont.
UPM-Kymmene OYJ (Finland)	9,162	$339,990
voestalpine AG (Austria)	12,890	676,413
W.R. Grace & Co.	30,300	1,855,269
		50,662,821
Capital goods (4.5%)
ACS Actividades de Construccion y Servicios SA (Spain)	65,201	2,543,853
Allison Transmission Holdings, Inc.	146,400	5,718,384
Avery Dennison Corp.	29,817	3,168,056
BAE Systems PLC (United Kingdom)	43,902	358,612
Berry Plastics Group, Inc. †	26,261	1,439,365
Boeing Co. (The)	73,400	24,066,392
BWX Technologies, Inc.	32,986	2,095,601
CAE, Inc. (Canada)	2,923	54,406
Crane Co.	7,200	667,728
Crown Holdings, Inc. †	96,345	4,889,509
Cummins, Inc.	48,800	7,909,992
Dassault Aviation SA (France)	201	384,125
Faurecia SA (France)	30,952	2,507,919
General Dynamics Corp.	1,524	336,652
Hitachi, Ltd. (Japan)	467,000	3,382,958
Honeywell International, Inc.	3,006	434,397
Huntington Ingalls Industries, Inc.	14,123	3,640,344
Ingersoll-Rand PLC	66,200	5,660,762
Jacobs Engineering Group, Inc.	39,900	2,360,085
JTEKT Corp (Japan)	39,500	585,048
L3 Technologies, Inc.	50,423	10,487,984
MAN SE (Germany)	2,911	339,406
Mitsubishi Electric Corp. (Japan)	58,100	929,065
Northrop Grumman Corp.	36,639	12,791,408
Oshkosh Corp.	7,000	540,890
Parker Hannifin Corp.	32,800	5,609,784
Raytheon Co.	36,486	7,874,409
Safran SA (France)	1,511	160,122
Singapore Technologies Engineering, Ltd. (Singapore)	131,500	361,754
SMC Corp. (Japan)	700	283,342
Spirit AeroSystems Holdings, Inc. Class A	40,000	3,348,000
Vinci SA (France)	33,944	3,342,163
Waste Management, Inc.	60,341	5,075,885
		123,348,400
Communication services (1.8%)
ACC Claims Holdings, LLC Class A, (Units) F	221,940	1,332
AMC Networks, Inc. Class A, †	34,600	1,788,820
ARRIS International PLC †	867	23,036
BT Group PLC (United Kingdom)	1,000,114	3,195,679
Juniper Networks, Inc.	200,900	4,887,897
KDDI Corp. (Japan)	132,700	3,387,806
Millicom International Cellular SA SDR (Sweden)	1,719	117,394
Nippon Telegraph & Telephone Corp. (Japan)	71,100	3,274,188
NTT DoCoMo, Inc. (Japan)	14,800	377,841

Dynamic Asset Allocation Balanced Fund 19

COMMON STOCKS (56.8%)* cont.	Shares	Value
Communication services cont.
Sky PLC (United Kingdom)	14,476	$263,571
Swisscom AG (Switzerland)	5,879	2,915,674
Telstra Corp., Ltd. (Australia)	930,478	2,257,601
Verizon Communications, Inc.	552,680	26,429,157
Zayo Group Holdings, Inc. †	2,904	99,201
		49,019,197
Communications equipment (—%)
Avaya Holdings Corp. †	12,938	289,811
Cisco Systems, Inc.	368	15,784
Harris Corp.	1,718	277,079
		582,674
Computers (2.4%)
Amadeus IT Holding SA Class A, (Spain)	28,629	2,116,467
Apple, Inc.	189,743	31,835,081
CDK Global, Inc.	2,042	129,340
CGI Group, Inc. Class A, (Canada) †	643	37,082
Citrix Systems, Inc. †	61,100	5,670,080
Fortinet, Inc. † S	89,800	4,811,484
Fujitsu, Ltd. (Japan)	14,000	86,154
HP, Inc.	498,908	10,936,063
NetApp, Inc.	4,289	264,588
Otsuka Corp. (Japan)	38,200	1,924,270
Synopsys, Inc. †	34,733	2,891,175
TDK Corp. (Japan)	19,100	1,721,432
Xerox Corp.	90,175	2,595,237
		65,018,453
Conglomerates (0.7%)
AMETEK, Inc.	40,300	3,061,591
Bouygues SA (France)	63,297	3,175,208
Danaher Corp.	62,691	6,138,076
Marubeni Corp. (Japan)	427,400	3,092,479
Mitsui & Co., Ltd. (Japan)	156,500	2,680,525
		18,147,879
Consumer cyclicals (7.9%)
Adecco Group AG (Switzerland)	28,126	2,003,999
Amazon.com, Inc. †	12,009	17,381,106
Aramark	850	33,626
Berkeley Group Holdings PLC (The) (United Kingdom)	43,496	2,315,013
Booking Holdings, Inc. †	77	160,190
Booz Allen Hamilton Holding Corp.	45,800	1,773,376
Caesars Entertainment Corp. †	5,659	63,664
Carter’s, Inc.	9,500	988,950
Clorox Co. (The)	39,900	5,311,089
Dai Nippon Printing Co., Ltd. (Japan)	31,700	654,824
Daimler AG (Registered Shares) (Germany)	2,735	232,407
Discovery Communications, Inc. Class A, † S	340,900	7,305,487
Dolby Laboratories, Inc. Class A	13,800	877,128
Ecolab, Inc.	768	105,270
Electrolux AB Ser. B (Sweden)	76,565	2,409,316

20 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (56.8%)* cont.	Shares	Value
Consumer cyclicals cont.
Extended Stay America, Inc. (Units)	99,600	$1,969,092
Fiat Chrysler Automobiles NV (Italy) †	147,181	3,017,783
Ford Motor Co.	90,890	1,007,061
Galaxy Entertainment Group, Ltd. (Hong Kong)	64,000	586,672
Harvey Norman Holdings, Ltd. (Australia) S	351,655	1,006,586
Hasbro, Inc.	44,500	3,751,350
HC Brillant Services GmbH (acquired various dates from
8/2/13 to 8/31/16, cost $1) (Private) (Germany) † ∆∆ F	2	2
Hermes International (France)	458	271,566
Hilton Grand Vacations, Inc. †	14,700	632,394
Hilton Worldwide Holdings, Inc.	65,800	5,182,408
Home Depot, Inc. (The)	111,267	19,832,230
Hyatt Hotels Corp. Class A	13,410	1,022,647
Industrivarden AB Class A, (Sweden)	107,732	2,619,824
InterContinental Hotels Group PLC (United Kingdom)	1,352	81,071
ISS A/S (Denmark)	2,057	76,332
John Wiley & Sons, Inc. Class A	407	25,926
KAR Auction Services, Inc.	39,500	2,140,900
Kimberly-Clark Corp.	79,113	8,712,715
Kingfisher PLC (United Kingdom)	636,796	2,620,515
Lagardere SCA (France)	11,952	341,583
Lear Corp.	21,100	3,926,499
Liberty SiriusXM Group Class A, †	43,700	1,796,070
Live Nation Entertainment, Inc. †	56,100	2,364,054
Lowe’s Cos., Inc.	170,821	14,989,543
Marks & Spencer Group PLC (United Kingdom)	483,023	1,833,245
Marriott International, Inc./MD Class A	201	27,332
Masco Corp.	86,700	3,506,148
Mazda Motor Corp. (Japan)	24,300	321,206
Michael Kors Holdings, Ltd. †	74,044	4,596,652
Namco Bandai Holdings, Inc. (Japan)	10,100	331,747
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	1	1
New Middle East Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	1	1
News Corp. Class A	83,945	1,326,331
Next PLC (United Kingdom)	4,158	277,897
Nissan Motor Co., Ltd. (Japan)	35,300	366,253
NVR, Inc. †	870	2,436,000
Peugeot SA (France)	118,496	2,853,648
PVH Corp.	45,390	6,873,408
Ralph Lauren Corp.	103,500	11,571,300
Randstad Holding NV (Netherlands)	13,568	893,973
Renault SA (France)	10,198	1,238,928
Ross Stores, Inc.	96,115	7,495,048
Royal Caribbean Cruises, Ltd.	56,800	6,687,632
RTL Group SA (Belgium)	18,521	1,538,236
S&P Global, Inc.	40,400	7,718,824
Scotts Miracle-Gro Co. (The) Class A S	547	46,905
Secom Co., Ltd. (Japan)	1,100	81,876

Dynamic Asset Allocation Balanced Fund 21

COMMON STOCKS (56.8%)* cont.	Shares	Value
Consumer cyclicals cont.
ServiceMaster Global Holdings, Inc. †	25,500	$1,296,675
Suzuki Motor Corp. (Japan)	5,400	290,795
Taylor Wimpey PLC (United Kingdom)	1,182,308	3,066,971
Thor Industries, Inc.	18,400	2,119,128
Time Warner, Inc.	6,085	575,519
TJX Cos., Inc. (The)	68,661	5,599,991
Toppan Printing Co., Ltd. (Japan)	113,000	927,109
Toro Co. (The)	17,300	1,080,385
Total System Services, Inc.	38,000	3,277,880
Toyota Motor Corp. (Japan)	7,400	474,649
TUI AG (Germany)	167,797	3,602,344
Visteon Corp. †	17,000	1,874,080
Walt Disney Co. (The)	75,163	7,549,372
Worldpay, Inc. Class A, †	2,544	209,219
Yamada Denki Co., Ltd. (Japan)	7,900	47,368
		213,604,344
Consumer finance (0.4%)
American Express Co.	5,619	524,140
Discover Financial Services	73,900	5,315,627
Synchrony Financial	179,000	6,001,870
		11,841,637
Consumer staples (4.5%)
Altria Group, Inc.	2,273	141,653
Asahi Group Holdings, Ltd. (Japan)	5,600	298,249
Ashtead Group PLC (United Kingdom)	39,163	1,067,915
Associated British Foods PLC (United Kingdom)	48,759	1,704,615
Bright Horizons Family Solutions, Inc. †	168	16,753
British American Tobacco PLC (United Kingdom)	18,802	1,091,478
Carlsberg A/S Class B, (Denmark)	2,898	346,308
Coca-Cola Amatil, Ltd. (Australia)	418,610	2,801,246
Coca-Cola European Partners PLC (United Kingdom)	1,404	58,491
ConAgra Foods, Inc.	106,500	3,927,720
Constellation Brands, Inc. Class A	2,413	549,971
Dr. Pepper Snapple Group, Inc.	19,400	2,296,572
Global Fashion Group SA (acquired 8/2/13, cost $21,942) (Private)
(Luxembourg) † ∆∆ F	518	5,125
Henkel AG & Co. KGaA (Preference) (Germany)	2,920	383,985
Hershey Co. (The)	47,121	4,663,094
Imperial Brands PLC (United Kingdom)	9,668	329,470
Ingredion, Inc.	21,811	2,811,874
ITOCHU Corp. (Japan)	220,000	4,272,638
J Sainsbury PLC (United Kingdom)	850,320	2,849,908
Japan Tobacco, Inc. (Japan)	12,900	371,706
Kao Corp. (Japan)	15,100	1,132,589
Koninklijke Ahold Delhaize NV (Netherlands)	56,716	1,344,810
Lamb Weston Holdings, Inc.	39,100	2,276,402
Liberty Expedia Holdings, Inc. Class A, †	13,860	544,421
ManpowerGroup, Inc.	22,000	2,532,200
McDonald’s Corp.	75,207	11,760,871

22 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (56.8%)* cont.	Shares	Value
Consumer staples cont.
Metro Wholesale & Food Specialist AG (Germany)	95,526	$1,691,569
Monster Beverage Corp. †	3,933	225,007
Nestle SA (Switzerland)	22,998	1,820,669
PepsiCo, Inc.	146,769	16,019,836
Pinnacle Foods, Inc.	37,780	2,043,898
Pola Orbis Holdings, Inc. (Japan)	25,900	1,061,266
Procter & Gamble Co. (The)	97,688	7,744,705
Swedish Match AB (Sweden)	45,809	2,082,537
Sysco Corp.	132,710	7,957,292
Tesco PLC (United Kingdom)	287,379	830,389
Toyota Tsusho Corp. (Japan)	57,000	1,931,159
Tyson Foods, Inc. Class A	130,700	9,565,933
Unicharm Corp. (Japan)	2,500	71,167
US Foods Holding Corp. †	95,002	3,113,216
Walgreens Boots Alliance, Inc.	124,700	8,164,109
WH Group, Ltd. (Hong Kong)	2,438,000	2,620,596
WM Morrison Supermarkets PLC (United Kingdom)	238,629	715,037
Woolworths Group, Ltd. (Australia)	93,291	1,890,736
Yum! Brands, Inc.	49,600	4,222,448
		123,351,633
Electronics (1.7%)
Agilent Technologies, Inc.	48,300	3,231,270
Corning, Inc.	2,057	57,349
Hoya Corp. (Japan)	53,700	2,677,304
Keyence Corp. (Japan)	800	496,518
NXP Semiconductor NV †	126,956	14,853,852
Rockwell Automation, Inc.	6,800	1,184,560
Samsung Electronics Co., Ltd. (South Korea)	1,145	2,643,630
SK Hynix, Inc. (South Korea)	8,630	658,241
Texas Instruments, Inc.	175,514	18,234,149
Trimble Inc. †	35,600	1,277,328
		45,314,201
Energy (3.0%)
Chevron Corp.	128,600	14,665,544
Exxon Mobil Corp.	274,520	20,481,937
Halcon Resources Corp. †	6,477	31,543
Marathon Petroleum Corp.	126,895	9,277,293
Milagro Oil & Gas, Inc. (Units) F	89	7,209
Nine Point Energy	1,299	17,874
Occidental Petroleum Corp.	6,839	444,261
Phillips 66	1,445	138,604
Repsol SA (Spain)	196,779	3,496,102
Royal Dutch Shell PLC Class A, (United Kingdom)	7,016	220,160
Royal Dutch Shell PLC Class B, (United Kingdom)	58,077	1,871,527
SandRidge Energy, Inc. †	3,243	47,056
Statoil ASA (Norway)	145,194	3,438,792
Tervita Corp. Class A, (Canada)	127	936
Total SA (France)	104,104	5,916,609
Valero Energy Corp.	153,820	14,269,881

Dynamic Asset Allocation Balanced Fund 23

COMMON STOCKS (56.8%)* cont.	Shares	Value
Energy cont.
Williams Cos., Inc. (The)	267,500	$6,650,050
Woodside Petroleum, Ltd. (Australia)	15,753	355,902
		81,331,280
Financial (0.9%)
3i Group PLC (United Kingdom)	345,430	4,170,746
Ally Financial, Inc.	131,000	3,556,650
Assurant, Inc.	15,800	1,444,278
BGC Partners, Inc. Class A	55,600	747,820
Broadridge Financial Solutions, Inc.	568	62,304
CME Group, Inc.	1,411	228,215
CoreLogic, Inc. †	14,755	667,369
DGB Financial Group, Inc. (South Korea)	38,877	424,915
Eurazeo SA (France)	3,452	317,870
Hong Kong Exchanges and Clearing, Ltd. (Hong Kong)	19,900	654,110
HSBC Holdings PLC (United Kingdom)	72,818	680,693
Intercontinental Exchange, Inc.	553	40,104
Macquarie Group, Ltd. (Australia)	19,149	1,527,763
Mizuho Financial Group, Inc. (Japan)	1,926,900	3,466,084
ORIX Corp. (Japan)	185,000	3,262,558
Sumitomo Mitsui Financial Group, Inc. (Japan)	92,000	3,854,481
		25,105,960
Government (—%)
Poste Italiane SpA (Italy)	6,462	59,147
		59,147
Health care (6.8%)
AbbVie, Inc.	79,029	7,480,095
Akorn, Inc. †	3,080	57,627
Alfresa Holdings Corp. (Japan)	9,400	209,193
Allergan PLC	3,803	640,007
Amgen, Inc.	36,316	6,191,152
Anthem, Inc.	52,542	11,543,477
Astellas Pharma, Inc. (Japan)	122,000	1,850,552
Baxter International, Inc.	5,387	350,370
Biogen, Inc. †	5,512	1,509,296
Boston Scientific Corp. †	1,813	49,531
Bristol-Myers Squibb Co.	91,845	5,809,196
Bruker Corp.	22,500	673,200
Celgene Corp. †	97,009	8,654,173
Charles River Laboratories International, Inc. † S	16,779	1,790,990
Cigna Corp.	47,100	7,900,554
Eli Lilly & Co.	119,055	9,211,285
Fresenius Medical Care AG & Co., KGaA (Germany)	11,525	1,176,775
Gilead Sciences, Inc.	85,636	6,456,098
GlaxoSmithKline PLC (United Kingdom)	143,966	2,796,967
Humana, Inc.	37,590	10,105,320
Intuitive Surgical, Inc. †	64	26,421
Johnson & Johnson	153,959	19,729,846
McKesson Corp.	66,100	9,311,507
Medipal Holdings Corp. (Japan)	64,200	1,315,314

24 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (56.8%)* cont.	Shares	Value
Health care cont.
Merck & Co., Inc.	187,205	$10,197,056
Mettler-Toledo International, Inc. †	43	24,726
Mitsubishi Tanabe Pharma Corp. (Japan)	15,900	310,812
Novartis AG (Switzerland)	73,975	5,984,729
PerkinElmer, Inc.	570	43,160
Pfizer, Inc. S	87,641	3,110,379
Premier, Inc. Class A, † S	21,500	673,165
Recordati SpA (Italy)	63,158	2,340,335
Roche Holding AG (Switzerland)	27,521	6,312,214
Service Corp. International S	37,800	1,426,572
Shionogi & Co., Ltd. (Japan)	43,200	2,229,324
Sonic Healthcare, Ltd. (Australia)	3,126	55,109
Thermo Fisher Scientific, Inc.	213	43,976
UCB SA (Belgium)	36,397	2,969,034
UnitedHealth Group, Inc.	129,086	27,624,404
Vertex Pharmaceuticals, Inc. †	18,835	3,069,728
WellCare Health Plans, Inc. †	19,100	3,698,333
Zoetis, Inc.	2,789	232,909
		185,184,911
Insurance (2.4%)
Aegon NV (Netherlands)	43,778	295,635
Ageas (Belgium)	63,917	3,304,459
Allianz SE (Germany)	23,670	5,349,287
Allstate Corp. (The)	77,335	7,331,358
American Financial Group, Inc.	11,300	1,268,086
Assured Guaranty, Ltd.	35,400	1,281,480
AXA SA (France)	116,207	3,093,656
Berkshire Hathaway, Inc. Class B, †	76	15,160
Hartford Financial Services Group, Inc. (The)	94,800	4,884,096
Lincoln National Corp.	45,600	3,331,536
Loews Corp.	141,844	7,053,902
Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	14,242	3,312,249
NN Group NV (Netherlands)	70,746	3,141,903
Old Republic International Corp.	5,469	117,310
Principal Financial Group, Inc.	35,100	2,137,941
Prudential Financial, Inc.	74,500	7,714,475
Reinsurance Group of America, Inc.	11,781	1,814,274
Swiss Re AG (Switzerland)	24,370	2,481,440
Torchmark Corp.	14,200	1,195,214
Travelers Cos., Inc. (The)	21,125	2,933,418
Unum Group	47,900	2,280,519
Zurich Insurance Group AG (Switzerland)	699	229,366
		64,566,764
Investment banking/Brokerage (1.0%)
Ameriprise Financial, Inc.	43,400	6,420,596
Daiwa Securities Group, Inc. (Japan)	61,000	389,086
E*Trade Financial Corp. †	161,600	8,954,256
Goldman Sachs Group, Inc. (The)	25,900	6,523,174

Dynamic Asset Allocation Balanced Fund 25

COMMON STOCKS (56.8%)* cont.	Shares	Value
Investment banking/Brokerage cont.
Morgan Stanley	66,200	$3,572,152
Partners Group Holding AG (Switzerland)	30	22,327
Raymond James Financial, Inc.	8,600	768,926
Schroders PLC (United Kingdom)	6,662	298,754
		26,949,271
Real estate (2.1%)
AGNC Investment Corp. R	193,278	3,656,820
American Homes 4 Rent R	3,044	61,124
Annaly Capital Management, Inc. R	17,550	183,047
Apartment Investment & Management Co. Class A, R	31,800	1,295,850
Apple Hospitality REIT, Inc. R	52,404	920,738
Barratt Developments PLC (United Kingdom)	214,254	1,595,934
Brandywine Realty Trust R	50,319	799,066
Brixmor Property Group, Inc. R	85,200	1,299,300
Camden Property Trust R	25,291	2,128,996
CBRE Group, Inc. Class A, †	57,600	2,719,872
Cheung Kong Property Holdings, Ltd. (Hong Kong)	380,000	3,215,602
Chimera Investment Corp. R	51,365	894,265
Colony NorthStar, Inc. Class A, R	123,700	695,194
Corporate Office Properties Trust R	1,637	42,284
Duke Realty Corp. R	75,361	1,995,559
Empire State Realty Trust, Inc. Class A, R	1,167	19,594
EPR Properties R	1,512	83,765
Equity Commonwealth † R	20,884	640,512
Equity Lifestyle Properties, Inc. R	12,000	1,053,240
Equity Residential Trust R	71,111	4,381,860
Fonciere Des Regions (France) R	27,692	3,057,485
Forest City Realty Trust, Inc. Class A, R	62,400	1,264,224
Gaming and Leisure Properties, Inc. R	25,689	859,811
HCP, Inc. R	110,700	2,571,561
Highwoods Properties, Inc. R	28,881	1,265,565
Hudson Pacific Properties, Inc. R	28,783	936,311
Kerry Properties, Ltd. (Hong Kong)	262,000	1,189,526
Liberty Property Trust R	30,901	1,227,697
MFA Financial, Inc. R	82,621	622,136
New Residential Investment Corp. R	8,065	132,669
New World Development Co., Ltd. (Hong Kong)	62,000	88,387
Nomura Real Estate Holdings, Inc. (Japan)	24,000	566,590
Outfront Media, Inc. R	34,900	654,026
Park Hotels & Resorts, Inc. R	63,258	1,709,231
Persimmon PLC (United Kingdom)	87,241	3,101,629
Piedmont Office Realty Trust, Inc. Class A, R	2,064	36,306
Realogy Holdings Corp. S	63,600	1,735,008
Senior Housing Properties Trust R	31,200	488,592
Spirit Realty Capital, Inc. R	217,979	1,691,517
Starwood Property Trust, Inc. R	65,818	1,378,887
Sun Hung Kai Properties, Ltd. (Hong Kong)	67,000	1,067,302
Swiss Prime Site AG (Switzerland)	1,488	144,069
Two Harbors Investment Corp. R	4,371	67,182

26 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (56.8%)* cont.	Shares	Value
Real estate cont.
UDR, Inc. R	2,842	$101,232
Vornado Realty Trust R	36,400	2,449,720
WP Carey, Inc. R	8,400	520,716
		56,610,001
Semiconductor (0.6%)
Applied Materials, Inc.	85,834	4,773,229
KLA-Tencor Corp.	51,400	5,603,114
Maxim Integrated Products, Inc.	85,833	5,168,863
		15,545,206
Software (3.5%)
Adobe Systems, Inc. †	20,400	4,408,032
Amdocs, Ltd.	60,326	4,024,951
Cadence Design Systems, Inc. †	59,700	2,195,169
Electronic Arts, Inc. †	87,000	10,547,880
F5 Networks, Inc. †	29,054	4,201,499
Intuit, Inc.	56,245	9,750,071
Microsoft Corp.	577,007	52,663,429
Nexon Co., Ltd. (Japan) †	29,000	479,677
Red Hat, Inc. †	1,948	291,245
VMware, Inc. Class A, † S	55,800	6,766,866
		95,328,819
Technology services (3.1%)
Alphabet, Inc. Class A, †	46,389	48,111,888
Cognizant Technology Solutions Corp. Class A	38,897	3,131,209
Computershare, Ltd. (Australia)	24,063	322,014
Dell Technologies, Inc. Class V, †	1,546	113,183
Dun & Bradstreet Corp. (The)	20,900	2,445,300
DXC Technology Co.	71,100	7,147,683
eBay, Inc. †	13,443	540,946
Facebook, Inc. Class A, †	62,112	9,924,876
Fidelity National Information Services, Inc.	3,203	308,449
Fiserv, Inc. †	3,214	229,190
Genpact, Ltd.	1,705	54,543
IBM Corp.	72,200	11,077,646
NEC Corp. (Japan)	11,300	317,638
Zebra Technologies Corp. Class A, †	11,500	1,600,685
		85,325,250
Transportation (1.5%)
Abertis Infraestructuras SA (Spain)	14,905	334,308
ANA Holdings, Inc. (Japan)	28,300	1,095,244
Central Japan Railway Co. (Japan)	18,000	3,405,291
Deutsche Lufthansa AG (Germany)	29,967	957,255
Deutsche Post AG (Germany)	53,334	2,332,259
International Consolidated Airlines Group SA (Spain)	66,643	576,757
Japan Airlines Co., Ltd. (Japan)	39,300	1,581,529
Kansas City Southern	1,762	193,556
Norfolk Southern Corp.	2,457	333,611
Royal Mail PLC (United Kingdom)	288,679	2,192,175
Singapore Airlines, Ltd. (Singapore)	66,400	551,438

Dynamic Asset Allocation Balanced Fund 27

COMMON STOCKS (56.8%)* cont.	Shares	Value
Transportation cont.
Southwest Airlines Co.	161,000	$9,222,080
Union Pacific Corp.	127,100	17,086,053
Yangzijiang Shipbuilding Holdings, Ltd. (China)	313,900	292,288
		40,153,844
Utilities and power (2.0%)
American Electric Power Co., Inc.	88,380	6,061,984
CenterPoint Energy, Inc.	93,500	2,561,900
CLP Holdings, Ltd. (Hong Kong)	3,500	35,778
Duke Energy Corp.	4,500	348,615
Edison International	49,300	3,138,438
Enel SpA (Italy)	693,082	4,246,625
ENGIE SA (France)	82,434	1,377,186
Eni SpA (Italy)	149,709	2,639,059
Entergy Corp.	125,025	9,849,470
Exelon Corp.	132,996	5,188,174
FirstEnergy Corp.	158,900	5,404,189
HK Electric Investments & HK Electric Investments, Ltd. (units)
(Hong Kong)	361,500	350,481
Kinder Morgan, Inc.	428,316	6,450,439
NiSource, Inc.	22,000	526,020
OGE Energy Corp.	34,200	1,120,734
PPL Corp.	102,200	2,891,238
SSE PLC (United Kingdom)	1,273	22,815
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	13,140	6,833
UGI Corp.	57,400	2,549,708
Vectren Corp.	14,400	920,448
		55,690,134
Total common stocks (cost $1,306,898,459)		$1,543,609,368

	Principal
CORPORATE BONDS AND NOTES (15.2%)*	amount	Value
Basic materials (1.1%)
A Schulman, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 6/1/23	$125,000	$131,875
Agrium, Inc. sr. unsec. unsub. notes 5.25%, 1/15/45 (Canada)	150,000	163,452
AK Steel Corp. company guaranty sr. unsec. notes
6.375%, 10/15/25	130,000	122,525
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	165,000	179,438
Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	110,000	112,200
Alpha 3 BV/Alpha US Bidco, Inc. 144A company guaranty sr. unsec.
notes 6.25%, 2/1/25 (Netherlands)	200,000	202,500
American Woodmark Corp. 144A company guaranty sr. unsec.
notes 4.875%, 3/15/26	315,000	307,913
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	80,000	86,900
ArcelorMittal SA sr. unsec. unsub. notes 7.25%, 10/15/39 (France)	290,000	342,925
Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	185,000	185,694
Beacon Escrow Corp. 144A sr. unsec. notes 4.875%, 11/1/25	295,000	280,988

28 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.2%)* cont.	amount	Value
Basic materials cont.
Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	$270,000	$283,500
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	350,000	363,125
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	300,000	300,000
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	475,000	485,688
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	185,000	185,925
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	265,000	266,656
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	670,000	683,400
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	838,000	874,482
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	470,000	484,100
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	255,000	222,488
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	1,180,000	1,197,376
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	125,000	125,313
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	185,000	199,800
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	165,000	173,250
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	415,000	406,700
Constellium NV 144A company guaranty sr. unsec. notes 5.875%,
2/15/26 (Netherlands)	250,000	248,750
Cornerstone Chemical Co. 144A company guaranty sr. notes
6.75%, 8/15/24	335,000	333,225
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	67,000	67,586
Crown Americas, LLC/Crown Americas Capital Corp. VI 144A
company guaranty sr. unsec. notes 4.75%, 2/1/26	130,000	125,775
Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	965,000	956,238
E. I. du Pont de Nemours & Co. sr. unsec. notes 3.625%, 1/15/21	525,000	534,070
Eastman Chemical Co. sr. unsec. notes 3.80%, 3/15/25	550,000	556,555
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)	715,000	703,381
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 6.875%, 3/1/26 (Canada)	230,000	218,500
Flex Acquisition Co., Inc. 144A sr. unsec. notes 6.875%, 1/15/25	280,000	277,200
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
6.875%, 2/15/23 (Indonesia)	230,000	246,675
GCP Applied Technologies, Inc. 144A company guaranty sr. unsec.
notes 9.50%, 2/1/23	420,000	462,378
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	210,000	209,475
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	1,283,000	1,312,894

Dynamic Asset Allocation Balanced Fund 29

	Principal
CORPORATE BONDS AND NOTES (15.2%)* cont.	amount	Value
Basic materials cont.
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	$680,000	$666,728
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	220,000	232,375
Huntsman International, LLC company guaranty sr. unsec. unsub.
notes 4.875%, 11/15/20	270,000	275,063
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26	240,000	231,000
International Paper Co. sr. unsec. unsub. notes 3.00%, 2/15/27	515,000	476,299
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	125,000	137,813
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 10.50%, 4/15/23	245,000	271,950
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	140,000	144,900
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	195,000	195,488
Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	36,000	38,250
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	285,000	298,538
Mercer International, Inc. 144A sr. unsec. notes 5.50%,
1/15/26 (Canada)	150,000	148,875
Methanex Corp. sr. unsec. unsub. notes 5.65%, 12/1/44 (Canada)	385,000	384,728
Methanex Corp. sr. unsec. unsub. notes 3.25%, 12/15/19 (Canada)	40,000	39,872
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	160,000	163,400
New Gold, Inc. 144A sr. unsec. notes 6.375%, 5/15/25 (Canada)	75,000	76,688
Northwest Acquisitions ULC/Dominion Finco, Inc. 144A notes
7.125%, 11/1/22	105,000	107,100
NOVA Chemicals Corp. 144A sr. unsec. bonds 5.25%,
6/1/27 (Canada)	276,000	262,200
NOVA Chemicals Corp. 144A sr. unsec. notes 4.875%,
6/1/24 (Canada)	154,000	147,455
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	500,000	490,000
Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	175,000	179,375
Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23	300,000	313,161
Pactiv, LLC sr. unsec. unsub. bonds 8.375%, 4/15/27	30,000	33,900
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	280,000	289,800
Pisces Midco, Inc. 144A sr. notes 8.00%, 4/15/26	110,000	110,000
Platform Specialty Products Corp. 144A company guaranty sr.
unsec. notes 5.875%, 12/1/25	465,000	454,538
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	570,000	545,173
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	270,000	262,973
Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	210,000	251,738
Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26	85,000	85,000
Steel Dynamics, Inc. company guaranty sr. unsec. notes
4.125%, 9/15/25	75,000	71,438

30 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.2%)* cont.	amount	Value
Basic materials cont.
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	$165,000	$170,148
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	13,000	13,163
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
4.75%, 1/15/22 (Canada)	105,000	106,313
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	90,000	86,508
Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.50%, 6/1/24 (Canada)	35,000	38,850
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25	295,000	307,538
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.
144A sr. unsec. notes 5.375%, 9/1/25 (Luxembourg)	175,000	171,938
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	100,000	97,250
Tronox, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/15/26	210,000	210,000
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	315,000	326,813
Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	180,000	185,625
USG Corp. 144A company guaranty sr. unsec. bonds
4.875%, 6/1/27	290,000	292,900
USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25	170,000	177,225
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	173,000	172,135
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
bonds 4.375%, 11/15/47	993,000	959,313
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 8/15/26	1,452,000	1,402,191
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	800,000	1,077,652
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	245,000	325,610
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	405,000	534,931
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	180,000	185,400
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	190,000	209,000
		29,057,236
Capital goods (0.6%)
Advanced Disposal Services, Inc. 144A sr. unsec. notes
5.625%, 11/15/24	350,000	353,500
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
5.00%, 10/1/24	140,000	138,775
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	65,000	61,263
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7.75%, 11/15/19	132,000	140,910
ARD Securities Finance SARL 144A sr. notes 8.75%,
1/31/23 (Luxembourg)	200,000	208,500

Dynamic Asset Allocation Balanced Fund 31

	Principal
CORPORATE BONDS AND NOTES (15.2%)* cont.	amount	Value
Capital goods cont.
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 7.25%, 5/15/24 (Ireland)	$405,000	$430,819
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 6.00%, 2/15/25 (Ireland)	200,000	201,000
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	95,000	99,228
Berry Global, Inc. company guaranty notes 5.50%, 5/15/22	57,000	58,496
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23	220,000	222,482
Berry Global, Inc. 144A notes 4.50%, 2/15/26	95,000	89,894
Boeing Capital Corp. sr. unsec. unsub. notes 4.70%, 10/27/19	240,000	248,118
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	390,000	427,538
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	230,000	238,050
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	315,000	340,988
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	150,000	167,250
Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	510,000	497,913
FXI Holdings, Inc. 144A sr. notes 7.875%, 11/1/24	265,000	259,534
Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	196,000	199,185
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 11/15/42	290,000	276,536
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2.25%, 11/15/22	245,000	236,064
GFL Environmental, Inc. 144A sr. unsec. notes 5.375%,
3/1/23 (Canada)	135,000	132,638
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	395,000	404,875
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	315,000	310,355
Honeywell International, Inc. sr. unsec. unsub. notes 4.25%, 3/1/21	255,000	264,367
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	515,000	516,936
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	840,000	851,583
L3 Technologies, Inc. company guaranty sr. unsec. bonds
3.85%, 12/15/26	220,000	217,482
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	561,000	708,370
Manitowoc Foodservice, Inc. sr. unsec. notes 9.50%, 2/15/24	450,000	501,750
MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	255,000	252,450
Medtronic, Inc. company guaranty sr. unsec. sub. notes
4.375%, 3/15/35	225,000	238,728
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	340,000	350,200
Raytheon Co. sr. unsec. notes 4.875%, 10/15/40	135,000	158,160
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	215,000	208,550
Rockwell Collins, Inc. sr. unsec. bonds 4.35%, 4/15/47	942,000	928,465
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	200,000	204,000
Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 12/15/24	545,000	551,813

32 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.2%)* cont.	amount	Value
Capital goods cont.
Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 7/15/26	$115,000	$111,585
TI Group Automotive Systems, LLC 144A sr. unsec. notes 8.75%,
7/15/23 (United Kingdom)	199,000	208,950
Titan Acquisition, Ltd./Titan Co-Borrower, LLC. 144A sr. unsec.
notes 7.75%, 4/15/26 (Canada)	550,000	548,281
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	85,000	85,850
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	365,000	367,738
TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	127,000	130,175
Trident Merger Sub, Inc. 144A sr. unsec. notes 6.625%, 11/1/25	220,000	214,775
United Technologies Corp. sr. unsec. unsub. notes 1.90%, 5/4/20	2,360,000	2,312,283
Wabash National Corp. 144A company guaranty sr. unsec. notes
5.50%, 10/1/25	130,000	126,750
Waste Management, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 6/30/20	335,000	347,002
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	190,000	187,625
Wrangler Buyer Corp. 144A sr. unsec. notes 6.00%, 10/1/25	345,000	338,963
ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.50%, 4/29/22	156,000	157,950
		16,834,692
Communication services (1.4%)
American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	1,620,000	1,484,548
American Tower Corp. sr. unsec. notes 4.00%, 6/1/25 R	990,000	983,918
AT&T, Inc. sr. unsec. unsub. notes 5.80%, 2/15/19	535,000	548,543
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	765,000	743,002
AT&T, Inc. sr. unsec. unsub. notes 4.25%, 3/1/27	2,535,000	2,562,588
AT&T, Inc. sr. unsec. unsub. notes 3.40%, 5/15/25	765,000	737,114
Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	40,000	42,175
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty
sr. unsec. notes 5.25%, 9/30/22	129,000	130,935
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	125,000	122,344
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	330,000	334,950
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	60,000	59,701
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	199,000	199,249
CenturyLink, Inc. sr. unsec. unsub. notes 6.75%, 12/1/23	113,000	109,893
CenturyLink, Inc. sr. unsec. unsub. notes 5.625%, 4/1/20	24,000	24,180
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. sub. notes 7.75%, 7/15/25	200,000	211,500
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. notes 7.50%, 4/1/28	240,000	245,400
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	218,000	217,727
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	115,000	114,569

Dynamic Asset Allocation Balanced Fund 33

	Principal
CORPORATE BONDS AND NOTES (15.2%)* cont.	amount	Value
Communication services cont.
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	$1,434,000	$1,574,083
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	480,000	490,515
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	158,000	152,824
Comcast Corp. company guaranty sr. unsec. unsub. bonds
4.049%, 11/1/52	334,000	313,497
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	138,000	129,414
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.969%, 11/1/47	1,144,000	1,084,691
Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	540,000	484,816
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	110,000	139,637
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.375%, 2/15/25	945,000	927,579
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	405,000	389,930
CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25	225,000	234,113
CommScope Technologies, LLC 144A company guaranty sr. unsec.
unsub. notes 5.00%, 3/15/27	575,000	546,250
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	435,000	415,000
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	530,000	509,737
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	697,000	664,122
Crown Castle International Corp. sr. unsec. notes 5.25%, 1/15/23 R	355,000	377,241
Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	135,000	142,373
Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	670,000	644,034
Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883%, 8/15/20	75,000	77,623
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	470,000	447,088
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	338,000	352,366
CSC Holdings, LLC 144A sr. unsec. unsub. notes 10.125%, 1/15/23	455,000	505,050
Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	435,000	616,115
Digicel, Ltd. 144A company guaranty sr. unsec. notes 6.75%,
3/1/23 (Jamaica)	200,000	179,250
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	190,000	169,338
Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	80,000	59,950
Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22	205,000	171,448
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26	335,000	324,113
Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7.50%, 4/1/21 (Bermuda)	44,000	39,848

34 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.2%)* cont.	amount	Value
Communication services cont.
Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)	$10,000	$10,513
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%,
7/15/25 (Bermuda)	595,000	554,838
Koninklijke KPN NV sr. unsec. unsub. bonds 8.375%,
10/1/30 (Netherlands)	185,000	251,365
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 5.15%, 4/30/20	835,000	871,542
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 4.375%, 4/1/21	1,420,000	1,475,292
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	53,000	54,458
Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	510,000	523,029
SFR Group SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)	230,000	219,075
SFR Group SA 144A company guaranty sr. notes 6.00%,
5/15/22 (France)	400,000	390,500
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	352,000	328,240
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	67,000	69,848
Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18	63,000	64,969
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	318,000	324,360
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	465,000	480,694
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21	918,750	913,008
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.625%, 4/1/23	582,000	600,042
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	570,000	595,650
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	50,000	52,000
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	135,000	136,013
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22	75,000	74,625
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	230,000	221,088
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.836%, 4/28/23	7,000	7,254
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26	95,000	91,200
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	400,000	498,898
Telecom Italia SpA 144A sr. unsec. notes 5.303%, 5/30/24 (Italy)	500,000	508,750
Telefonica Emisiones SAU company guaranty sr. unsec. bonds
4.895%, 3/6/48 (Spain)	1,835,000	1,866,991

Dynamic Asset Allocation Balanced Fund 35

	Principal
CORPORATE BONDS AND NOTES (15.2%)* cont.	amount	Value
Communication services cont.
Verizon Communications, Inc. sr. unsec. unsub. notes
4.522%, 9/15/48	$1,143,000	$1,101,325
Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	815,000	804,895
Verizon Communications, Inc. sr. unsec. unsub. notes
4.125%, 3/16/27	1,625,000	1,645,986
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	340,000	345,100
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	765,000	749,700
Windstream Services, LLC company guaranty sr. unsec. notes
6.375%, 8/1/23	254,000	145,415
		37,011,044
Conglomerates (0.1%)
Siemens Financieringsmaatschappij NV 144A company guaranty
sr. unsec. notes 2.20%, 3/16/20 (Netherlands)	4,075,000	4,042,922
		4,042,922
Consumer cyclicals (1.8%)
21st Century Fox America, Inc. company guaranty sr. unsec. notes
7.75%, 1/20/24	350,000	413,050
21st Century Fox America, Inc. company guaranty sr. unsec. unsub.
notes 7.75%, 12/1/45	1,425,000	2,142,307
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	380,000	366,959
Amazon.com, Inc. 144A sr. unsec. notes 3.15%, 8/22/27	1,555,000	1,500,333
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
notes 6.125%, 5/15/27	210,000	206,871
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/26	225,000	221,063
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 2/15/22	44,000	44,550
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	95,000	93,575
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	215,000	220,375
American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10.25%, 3/1/22	415,000	423,819
Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	908,000	942,219
Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23	110,000	116,050
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	75,000	78,196
Boyne USA, Inc. 144A company guaranty notes 7.25%, 5/1/25	95,000	97,494
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	344,000	350,880
CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	376,000	340,769
CBS Corp. company guaranty sr. unsec. unsub. notes
4.60%, 1/15/45	463,000	448,107

36 Dynamic Asset Allocation Balanced Fund

		Principal
CORPORATE BONDS AND NOTES (15.2%)* cont.		amount	Value
Consumer cyclicals cont.
CBS Corp. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26		$152,000	$149,959
CBS Radio, Inc. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24		380,000	387,125
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22		99,000	100,733
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23		53,000	52,327
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20		130,000	129,675
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22		420,000	428,694
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25		625,000	604,688
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25		360,000	345,125
Diamond Resorts International, Inc. 144A sr. notes 7.75%, 9/1/23		355,000	385,672
Diamond Resorts International, Inc. 144A sr. unsec. notes
10.75%, 9/1/24		145,000	157,506
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23		510,000	505,191
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26		1,680,000	1,575,757
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23		70,000	74,060
Ford Motor Co. sr. unsec. unsub. notes 4.346%, 12/8/26		1,825,000	1,805,264
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25		140,000	140,000
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26		1,559,000	1,512,957
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3.25%, 5/15/18		177,000	177,045
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25		288,000	288,402
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25		170,000	167,599
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
sub. notes 4.875%, 11/1/20		130,000	132,360
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26		105,000	106,575
Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26		195,000	189,638
Great Canadian Gaming Corp. 144A company guaranty sr. unsec.
notes 6.625%, 7/25/22 (Canada)	CAD	165,000	131,465
GW Honos Security Corp. 144A company guaranty sr. unsec. notes
8.75%, 5/15/25 (Canada)		$300,000	314,250
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24		150,000	146,813
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27		1,565,000	1,547,394
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22		795,000	783,120
Host Hotels & Resorts LP sr. unsec. unsub. notes 6.00%, 10/1/21 R		184,000	197,837
Host Hotels & Resorts LP sr. unsec. unsub. notes 5.25%, 3/15/22 R		851,000	897,805
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25		375,000	370,313

Dynamic Asset Allocation Balanced Fund 37

	Principal
CORPORATE BONDS AND NOTES (15.2%)* cont.	amount	Value
Consumer cyclicals cont.
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	$893,000	$934,228
Hyatt Hotels Corp. sr. unsec. unsub. notes 3.375%, 7/15/23	100,000	98,858
iHeartCommunications, Inc. company guaranty sr. notes 9.00%,
12/15/19 (In default) †	117,000	92,284
IHO Verwaltungs GmbH 144A sr. notes 4.75%, 9/15/26 (Germany) ‡‡	260,000	250,575
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	1,460,000	1,467,300
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	55,000	52,938
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22	500,000	545,000
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21	350,000	361,375
Jacobs Entertainment, Inc. 144A notes 7.875%, 2/1/24	85,000	90,100
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	135,000	127,575
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	155,000	147,638
Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9.75%,
10/15/19 ‡‡	100,000	100,000
Lear Corp. sr. unsec. unsub. bonds 3.80%, 9/15/27	1,084,000	1,040,269
Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22	135,000	135,844
Lennar Corp. 144A company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	65,000	67,275
Lions Gate Entertainment Corp. 144A sr. unsec. unsub. notes
5.875%, 11/1/24	245,000	254,188
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	115,000	112,125
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	145,000	146,813
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	60,000	61,650
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)	175,000	176,531
Meredith Corp. 144A sr. unsec. notes 6.875%, 2/1/26	265,000	271,956
MGM Resorts International company guaranty sr. unsec. notes
6.75%, 10/1/20	230,000	244,375
MGM Resorts International company guaranty sr. unsec. unsub.
notes 8.625%, 2/1/19	70,000	73,113
MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	175,000	188,344
Moody’s Corp. 144A sr. unsec. bonds 3.25%, 1/15/28	400,000	380,766
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	425,000	425,000
Neiman Marcus Group, LLC (The) company guaranty sr. notes
7.125%, 6/1/28	185,000	143,375
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.75%, 10/15/21 ‡‡	157,125	99,382
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.00%, 10/15/21	60,000	37,950
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	290,000	284,113

38 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.2%)* cont.	amount	Value
Consumer cyclicals cont.
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	$135,000	$133,144
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	170,000	169,867
O’Reilly Automotive, Inc. company guaranty sr. unsec. sub. notes
3.55%, 3/15/26	430,000	420,542
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	1,225,000	1,187,494
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	95,000	96,306
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	122,000	122,153
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	170,000	163,889
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	127,000	130,175
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	135,000	132,638
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	110,000	110,550
PetSmart, Inc. 144A sr. unsec. notes 7.125%, 3/15/23	95,000	53,913
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	288,000	344,160
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	400,000	412,201
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	195,000	198,477
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	300,000	288,000
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	490,000	514,477
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
2.95%, 1/22/27	800,000	760,233
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	190,000	191,663
Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	770,000	829,194
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	480,000	476,400
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	140,000	144,025
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	1,470,000	1,383,638
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	320,000	316,800
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	400,000	389,500
Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	95,000	96,900
Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	4,000	4,130
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	70,000	72,100
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	310,000	313,875
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	1,245,000	1,208,509

Dynamic Asset Allocation Balanced Fund 39

	Principal
CORPORATE BONDS AND NOTES (15.2%)* cont.	amount	Value
Consumer cyclicals cont.
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	$20,000	$18,819
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	205,000	195,263
Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
3.80%, 2/15/27	1,250,000	1,208,537
Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	594,000	544,011
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	40,000	37,600
Toyota Motor Credit Corp. sr. unsec. unsub. bonds Ser. GMTN,
1.55%, 7/13/18	865,000	863,508
Toyota Motor Credit Corp. sr. unsec. unsub. notes Ser. MTN,
2.00%, 10/24/18	798,000	795,349
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	225,000	228,308
Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22	105,000	106,444
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	260,000	242,450
Viacom, Inc. sr. unsec. unsub. notes 4.50%, 3/1/21	430,000	442,923
Walt Disney Co. (The) sr. unsec. notes 2.75%, 8/16/21	165,000	164,072
Walt Disney Co. (The) sr. unsec. unsub. notes 4.375%, 8/16/41	65,000	69,483
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	430,000	439,675
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	185,000	185,231
WMG Acquisition Corp. 144A company guaranty sr. unsec. notes
5.50%, 4/15/26	70,000	70,350
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	155,000	151,125
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	190,000	190,000
Wyndham Worldwide Corp. sr. unsec. unsub. bonds 4.50%, 4/1/27	805,000	799,610
Wyndham Worldwide Corp. sr. unsec. unsub. notes 5.625%, 3/1/21	460,000	482,195
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	480,000	471,000
		48,593,812
Consumer staples (1.0%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	295,000	281,356
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	65,000	65,163
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)	205,000	196,083
Altria Group, Inc. company guaranty sr. unsec. notes 9.25%, 8/6/19	10,000	10,840
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
4.00%, 1/31/24	254,000	259,748
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.625%, 1/14/20	1,865,000	1,853,978
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 4.90%, 2/1/46	2,614,000	2,819,228

40 Dynamic Asset Allocation Balanced Fund

		Principal
CORPORATE BONDS AND NOTES (15.2%)* cont.		amount	Value
Consumer staples cont.
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 3.65%, 2/1/26		$1,043,000	$1,036,793
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 2.65%, 2/1/21		1,325,000	1,314,623
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 2.50%, 7/15/22		495,000	480,815
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25		280,000	287,700
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27		1,430,000	1,358,500
Ashtead Capital, Inc. 144A notes 4.125%, 8/15/25		270,000	259,200
BlueLine Rental Finance Corp./BlueLine Rental, LLC 144A
company guaranty sub. notes 9.25%, 3/15/24		440,000	471,759
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25		480,000	499,800
CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22		215,000	190,275
Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11.00%, 3/15/21		312,000	322,920
Coca-Cola Co. (The) sr. unsec. unsub. bonds 2.25%, 9/1/26		430,000	396,073
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28		35,524	38,369
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36		317,005	319,560
Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23		120,000	113,850
Diageo Investment Corp. company guaranty sr. unsec. notes
8.00%, 9/15/22		165,000	196,484
Diamond (BC) BV 144A sr. unsec. notes 5.625%, 8/15/25	EUR	225,000	265,077
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45		$550,000	543,612
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37		509,000	663,401
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42		462,000	524,857
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23		185,000	107,300
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25		400,000	415,000
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24		540,000	542,695
Grupo Bimbo SAB de CV 144A company guaranty sr. unsec. notes
3.875%, 6/27/24 (Mexico)		410,000	412,043
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26		220,000	216,766
Kellogg Co. sr. unsec. unsub. notes 3.25%, 4/1/26		1,125,000	1,068,741
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26		190,000	189,288
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24		190,000	188,813
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27		140,000	134,750
Kraft Heinz Co. (The) company guaranty sr. unsec. bonds
4.375%, 6/1/46		540,000	495,172
Kraft Heinz Co. (The) company guaranty sr. unsec. FRN (BBA LIBOR
USD 3 Month + 0.82%), 2.631%, 8/10/22		1,045,000	1,048,324
Kraft Heinz Co. (The) company guaranty sr. unsec. unsub. notes
6.50%, 2/9/40		420,000	497,839

Dynamic Asset Allocation Balanced Fund 41

	Principal
CORPORATE BONDS AND NOTES (15.2%)* cont.	amount	Value
Consumer staples cont.
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	$1,285,000	$1,273,756
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	60,000	59,475
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27	250,000	246,250
Molson Coors Brewing Co. company guaranty sr. unsec. unsub.
notes 1.90%, 3/15/19	1,420,000	1,405,925
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 4/15/28	205,000	197,128
Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26	1,615,000	1,598,875
PepsiCo, Inc. sr. unsec. unsub. bonds 3.45%, 10/6/46	190,000	174,639
Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 6.25%, 8/1/24	465,000	286,556
Revlon Consumer Products Corp. company guaranty sr. unsec.
sub. notes 5.75%, 2/15/21	33,000	25,575
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	340,000	342,550
Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26	80,000	75,592
Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes
3.30%, 11/18/21	505,000	502,838
		26,275,954
Energy (1.5%)
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. company
guaranty sr. unsec. notes 7.875%, 12/15/24	445,000	463,356
Anadarko Petroleum Corp. sr. unsec. unsub. bonds 6.95%, 6/15/19	215,000	224,859
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	55,000	56,100
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	90,000	91,575
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	185,000	186,388
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	50,000	51,255
Apache Corp. sr. unsec. unsub. notes 3.25%, 4/15/22	254,000	251,099
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	135,000	145,800
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.125%, 6/1/21 (Canada)	90,000	84,150
BP Capital Markets PLC company guaranty sr. unsec. bonds
3.119%, 5/4/26 (United Kingdom)	695,000	672,518
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
3.279%, 9/19/27 (United Kingdom)	875,000	850,477
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
2.315%, 2/13/20 (United Kingdom)	310,000	308,647
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
1.768%, 9/19/19 (United Kingdom)	535,000	528,209
Calfrac Holdings LP 144A company guaranty sr. unsec. unsub.
notes 7.50%, 12/1/20	200,000	196,750
California Resources Corp. company guaranty sr. unsec. sub. notes
5.00%, 1/15/20	165,000	148,500
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	130,000	102,050

42 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.2%)* cont.	amount	Value
Energy cont.
Canadian Natural Resources, Ltd. sr. unsec. unsub. bonds 3.85%,
6/1/27 (Canada)	$280,000	$275,015
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	597,000	685,804
Cenovus Energy, Inc. sr. unsec. notes 4.25%, 4/15/27 (Canada)	530,000	516,614
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	530,000	554,513
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	735,000	729,488
Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	40,000	36,050
Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22	145,000	153,519
Chesapeake Energy Corp. 144A company guaranty sr. unsec.
bonds 8.00%, 6/15/27	90,000	85,950
Chesapeake Energy Corp. 144A company guaranty sr. unsec. notes
8.00%, 1/15/25	180,000	174,150
Chevron Corp. sr. unsec. unsub. notes 1.561%, 5/16/19	1,110,000	1,099,452
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	1,239,000	1,211,482
Continental Resources, Inc. company guaranty sr. unsec. bonds
4.90%, 6/1/44	325,000	311,188
Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	115,000	110,688
Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	50,000	50,688
Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	170,000	171,913
Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	355,000	351,450
CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes
5.625%, 10/15/25	240,000	237,600
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	140,000	117,950
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	257,000	263,425
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	370,000	375,735
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 11/1/24	100,000	98,875
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	365,000	363,175
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 5.50%, 1/30/26	125,000	124,063
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	1,560,000	1,483,950
Energy Transfer Partners LP sr. unsec. unsub. bonds
6.125%, 12/15/45	185,000	192,005
Energy Transfer Partners LP sr. unsec. unsub. notes 6.50%, 2/1/42	185,000	198,780
Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	155,000	162,746
Ensco PLC sr. unsec. notes 7.75%, 2/1/26 (United Kingdom)	180,000	165,150
EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	103,000	95,790

Dynamic Asset Allocation Balanced Fund 43

	Principal
CORPORATE BONDS AND NOTES (15.2%)* cont.	amount	Value
Energy cont.
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 9.375%, 5/1/24	$239,000	$169,989
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 8.00%, 2/15/25	150,000	100,125
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 8.00%, 11/29/24	60,000	60,300
EQT Corp. sr. unsec. unsub. notes 3.90%, 10/1/27	800,000	765,321
Extraction Oil & Gas, Inc. 144A sr. unsec. notes 5.625%, 2/1/26	280,000	264,600
Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	175,000	209,872
Hess Infrastructure Partners LP/Hess Infrastructure Partners
Finance Corp. 144A sr. unsec. notes 5.625%, 2/15/26	320,000	314,400
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	365,000	372,300
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	225,000	212,063
Jonah Energy, LLC/Jonah Energy Finance Corp. 144A company
guaranty sr. unsec. notes 7.25%, 10/15/25	180,000	162,000
Lukoil International Finance BV 144A company guaranty sr. unsec.
notes 4.563%, 4/24/23 (Russia)	200,000	201,500
Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	170,000	207,494
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	40,000	33,000
MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	70,000	58,450
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	145,000	140,650
Motiva Enterprises, LLC 144A sr. unsec. notes 5.75%, 1/15/20	214,000	222,615
Murray Energy Corp. 144A notes 11.25%, 4/15/21	260,000	97,500
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes
5.75%, 2/1/25	315,000	297,281
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	185,000	193,788
Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	70,000	72,275
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	265,000	245,788
Noble Holding International, Ltd. 144A company guaranty sr.
unsec. notes 7.875%, 2/1/26	95,000	93,575
Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	55,000	55,825
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	160,000	162,278
Occidental Petroleum Corp. sr. unsec. unsub. bonds
4.40%, 4/15/46	1,095,000	1,143,771
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	200,000	201,789
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	725,000	785,538
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.25%, 3/17/44 (Brazil)	779,000	794,580
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.75%, 5/23/26 (Brazil)	513,000	602,955
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	2,493,000	2,630,115

44 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.2%)* cont.	amount	Value
Energy cont.
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	$127,000	$135,414
Petrobras Global Finance BV 144A company guaranty sr. unsec.
bonds 5.999%, 1/27/28 (Brazil)	698,000	690,148
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela)	12,000	3,317
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela) (In default) †	575,000	154,531
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5.50%, 1/21/21 (Mexico)	1,250,000	1,300,343
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.875%, 1/18/24 (Mexico)	220,000	223,190
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	1,834,000	1,778,063
Petroleos Mexicanos 144A sr. unsec. bonds 6.35%,
2/12/48 (Mexico)	49,000	47,346
Philips 66 Partners LP sr. unsec. bonds 3.75%, 3/1/28	454,000	438,556
QEP Resources, Inc. sr. unsec. notes 5.625%, 3/1/26	205,000	193,725
Range Resources Corp. company guaranty sr. unsec. sub. notes
5.75%, 6/1/21	390,000	397,800
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	57,000	57,733
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	75,000	70,875
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	525,000	517,364
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	155,000	166,839
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	508,000	527,767
SemGroup Corp. company guaranty sr. unsec. notes
6.375%, 3/15/25	75,000	71,625
SESI, LLC company guaranty sr. unsec. unsub. notes
7.125%, 12/15/21	95,000	96,781
SESI, LLC 144A company guaranty sr. unsec. notes 7.75%, 9/15/24	215,000	222,525
Seven Generations Energy, Ltd. 144A company guaranty sr. unsec.
notes 5.375%, 9/30/25 (Canada)	175,000	167,781
Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6.75%,
5/1/23 (Canada)	85,000	87,444
Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	65,000	7
Seventy Seven Operating, LLC escrow company guaranty sr.
unsec. unsub. notes 6.625%, 11/15/19 F	130,000	13
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.875%, 5/10/26 (Netherlands)	1,240,000	1,195,039
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.125%, 5/11/20 (Netherlands)	205,000	201,717
SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	184,000	185,150
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	100,000	92,750
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	140,000	138,600
SM Energy Co. sr. unsec. unsub. notes 6.50%, 1/1/23	45,000	44,550
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	165,000	165,000
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	425,000	401,122

Dynamic Asset Allocation Balanced Fund 45

	Principal
CORPORATE BONDS AND NOTES (15.2%)* cont.	amount	Value
Energy cont.
Statoil ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	$235,000	$275,485
Statoil ASA company guaranty sr. unsec. unsub. notes 2.90%,
11/8/20 (Norway)	710,000	709,132
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. bonds 5.50%, 1/15/28	190,000	191,663
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 5.375%, 2/1/27	145,000	144,456
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 5.125%, 2/1/25	75,000	74,625
Targa Resources Partners LP/Targa Resources Partners
Finance Corp. 144A company guaranty sr. unsec. unsub. bonds
5.00%, 1/15/28	980,000	934,675
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	640,000	632,000
Trinidad Drilling, Ltd. 144A company guaranty sr. unsec. notes
6.625%, 2/15/25 (Canada)	225,000	209,813
USA Compression Partners LP/USA Compression Finance Corp.
144A sr. unsec. notes 6.875%, 4/1/26	125,000	126,875
Valero Energy Partners LP sr. unsec. unsub. notes
4.375%, 12/15/26	182,000	181,743
Vermilion Energy, Inc. 144A company guaranty sr. unsec. notes
5.625%, 3/15/25 (Canada)	120,000	117,300
Weatherford International, LLC 144A company guaranty sr. unsec.
notes 9.875%, 3/1/25	110,000	98,967
Weatherford International, Ltd. company guaranty sr. unsec. sub.
notes 9.875%, 2/15/24	295,000	269,188
Weatherford International, Ltd. company guaranty sr. unsec.
unsub. notes 8.25%, 6/15/23	55,000	47,958
Whiting Petroleum Corp. 144A sr. unsec. notes 6.625%, 1/15/26	150,000	151,125
Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	230,000	304,750
Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.75%, 6/15/31	7,000	8,540
Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	582,000	587,933
Williams Partners LP sr. unsec. sub. notes 3.60%, 3/15/22	445,000	442,986
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	75,000	84,000
WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	220,000	235,400
WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	258,000	265,095
		41,497,502
Financials (4.5%)
ABN AMRO Bank NV 144A sr. unsec. notes 2.45%,
6/4/20 (Netherlands)	830,000	817,820
AIG Global Funding 144A sr. notes 2.15%, 7/2/20	660,000	647,406
Air Lease Corp. sr. unsec. unsub. notes 3.625%, 4/1/27	1,630,000	1,554,110
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	130,000	130,000
Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	115,000	118,450
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	337,000	411,140
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.00%, 3/15/20	70,000	75,250

46 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.2%)* cont.	amount	Value
Financials cont.
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	$810,000	$834,544
Ally Financial, Inc. unsec. sub. notes 8.00%, 12/31/18	77,000	79,406
American Express Co. jr. unsec. sub. FRN Ser. C, 4.90%,
perpetual maturity	235,000	237,350
American Express Co. sr. unsec. bonds 8.125%, 5/20/19	865,000	916,037
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	414,000	550,620
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. notes 2.875%, 1/25/22 (United Kingdom)	1,735,000	1,704,251
Australia & New Zealand Banking Group, Ltd. sr. unsec. notes
Ser. MTN, 2.125%, 8/19/20 (Australia)	1,105,000	1,080,367
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	212,500
AXA SA 144A jr. unsec. sub. FRN 6.379%, perpetual
maturity (France)	370,000	414,400
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	600,000	626,642
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	478,000	501,900
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	60,000	64,506
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	2,720,000	2,563,646
Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
2.151%, 11/9/20	295,000	289,183
Bank of America Corp. unsec. sub. FRN (BBA LIBOR USD 3 Month
+ 0.76%), 2.885%, 9/15/26	125,000	118,856
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	1,722,000	2,064,785
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	125,000	118,421
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%,
3/7/22 (Canada)	210,000	206,275
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%,
10/21/20 (Canada)	1,070,000	1,052,932
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.05%,
10/30/18 (Canada)	834,000	832,155
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub.
notes 2.20%, 7/20/20 (France)	1,250,000	1,222,116
Barclays Bank PLC 144A unsec. sub. notes 10.179%, 6/12/21
(United Kingdom)	307,000	361,904
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	190,000	198,284
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	330,000	340,811
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	310,000	323,628
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	1,290,000	1,295,323
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	390,000	415,302
Cantor Fitzgerald LP 144A unsec. bonds 7.875%, 10/15/19	395,000	419,813
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	531,000	578,483
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	215,000	213,035
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	240,000	256,745

Dynamic Asset Allocation Balanced Fund 47

	Principal
CORPORATE BONDS AND NOTES (15.2%)* cont.	amount	Value
Financials cont.
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	$370,000	$388,031
CIT Group, Inc. sr. unsec. notes 3.875%, 2/19/19	44,000	44,264
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	63,000	64,496
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	589,000	603,030
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	68,000	69,615
CIT Group, Inc. 144A sr. unsec. notes 5.50%, 2/15/19	35,000	35,831
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	515,000	500,847
Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	1,205,000	1,190,606
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	3,360,000	3,341,809
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	445,000	452,184
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	520,000	526,155
Citigroup, Inc. unsec. sub. notes 5.50%, 9/13/25	400,000	433,083
Citizens Bank NA/Providence RI sr. unsec. notes 2.25%, 3/2/20	1,450,000	1,425,156
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	175,000	174,125
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%,
9/19/27 (Australia)	1,285,000	1,225,491
Commonwealth Bank of Australia 144A sr. unsec. notes 2.25%,
3/10/20 (Australia)	1,530,000	1,508,396
Commonwealth Bank of Australia 144A unsec. notes 2.20%,
11/9/20 (Australia)	1,690,000	1,649,178
Cooperatieve Rabobank UA company guaranty sr. unsec. unsub.
bonds Ser. MTN, 5.25%, 5/24/41 (Netherlands)	760,000	906,512
Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	70,000	72,888
Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21	179,000	180,289
Credit Agricole SA 144A unsec.sub. FRN 4.00%, 1/10/33 (France)	560,000	533,157
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	631,000	647,564
Credit Suisse Group AG 144A sr. unsec. bonds 4.282%,
1/9/28 (Switzerland)	955,000	957,244
Danske Bank A/S 144A sr. unsec. notes 2.70%, 3/2/22 (Denmark)	1,620,000	1,582,328
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	125,000	158,438
Duke Realty LP company guaranty sr. unsec. unsub. notes
4.375%, 6/15/22 R	269,000	278,533
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	220,000	214,016
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	245,000	253,522
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	151,000	148,735
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	445,000	461,450
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	265,000	271,625
GE Capital International Funding Co. Unlimited Co. company
guaranty sr. unsec. notes 3.373%, 11/15/25 (Ireland)	1,140,000	1,101,917
GE Capital International Funding Co. Unlimited Co. company
guaranty sr. unsec. notes 2.342%, 11/15/20 (Ireland)	1,525,000	1,488,854
goeasy, Ltd. 144A company guaranty sr. unsec. notes 7.875%,
11/1/22 (Canada)	165,000	176,913
Goldman Sachs Group, Inc. (The) sr. unsec. notes 7.50%, 2/15/19	990,000	1,029,215

48 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.2%)* cont.	amount	Value
Financials cont.
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	$2,755,000	$2,720,330
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	2,580,000	2,541,406
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.55%, 10/23/19	1,015,000	1,009,489
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	164,000	205,236
Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 5.125%, 4/15/22	205,000	218,510
Hospitality Properties Trust sr. unsec. notes 4.375%, 2/15/30 R	1,047,000	1,004,570
Hospitality Properties Trust sr. unsec. unsub. notes
4.50%, 3/15/25 R	55,000	55,572
HSBC Bank USA NA/New York NY unsec. sub. notes Ser. BKNT,
5.625%, 8/15/35 (United Kingdom)	250,000	301,909
HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	290,000	288,787
Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. sub.
notes 8.125%, 7/15/19 ‡‡	25,000	25,031
HUB International, Ltd. 144A sr. unsec. notes 7.875%, 10/1/21	190,000	196,650
Huntington National Bank (The) sr. unsec. notes 2.375%, 3/10/20	785,000	773,997
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	150,000	152,625
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	145,000	147,538
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	67,000	68,340
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22	127,000	127,318
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	2,130,000	2,303,455
Intelsat Connect Finance SA 144A company guaranty sr. unsec.
sub. notes 12.50%, 4/1/22 (Luxembourg)	10,000	7,675
International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	110,000	117,563
iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R	95,000	95,238
iStar, Inc. sr. unsec. unsub. notes 5.25%, 9/15/22 R	100,000	96,750
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	278,000	291,900
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	1,305,000	1,340,235
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	2,973,000	2,861,451
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	3,080,000	2,953,350
KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.30%, 12/13/18	974,000	971,264
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	340,000	349,684
KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	725,000	779,389
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37	621,000	768,488
Lloyds Banking Group PLC unsec. sub. bonds 4.344%, 1/9/48
(United Kingdom)	436,000	406,308
Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	470,000	472,648

Dynamic Asset Allocation Balanced Fund 49

	Principal
CORPORATE BONDS AND NOTES (15.2%)* cont.	amount	Value
Financials cont.
Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657%,
perpetual maturity (United Kingdom)	$171,000	$190,772
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	340,000	335,648
Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85%,
7/29/20 (Australia)	595,000	591,408
Macquarie Group Ltd. 144A sr. unsec. notes 7.625%,
8/13/19 (Australia)	1,215,000	1,285,074
Manufacturers & Traders Trust Co. sr. unsec. notes Ser. BKNT,
2.05%, 8/17/20	1,155,000	1,128,793
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	300,000	376,500
MetLife, Inc. sr. unsec. unsub. notes 4.75%, 2/8/21	460,000	479,007
Metropolitan Life Global Funding I 144A notes 1.55%, 9/13/19	378,000	371,564
Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	130,000	127,952
Metropolitan Life Global Funding I 144A sr. notes 1.75%, 9/19/19	644,500	635,367
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 5.625%, 5/1/24 R	95,000	97,850
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 4.50%, 1/15/28 R	90,000	84,402
Mid-America Apartments LP sr. unsec. notes 4.30%, 10/15/23 R	530,000	550,515
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	575,000	575,827
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	965,000	987,512
Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27	3,065,000	3,000,061
Morgan Stanley sr. unsec. unsub. notes 2.65%, 1/27/20	1,050,000	1,043,533
National Australia Bank, Ltd. 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.69%), 2.747%, 12/9/19 (Australia)	1,570,000	1,580,425
National Australia Bank, Ltd., NY sr. unsec. notes 2.80%,
1/10/22 (Australia)	450,000	442,989
National Australia Bank, Ltd., NY sr. unsec. notes Ser. MTN, 2.125%,
5/22/20 (Australia)	1,565,000	1,534,173
National Australia Bank, Ltd./New York sr. unsec. notes 2.50%,
1/12/21 (Australia)	810,000	796,607
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	270,000	274,050
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	405,000	393,627
Nordea Bank AB 144A sr. unsec. unsub. notes 2.25%,
5/27/21 (Sweden)	815,000	792,059
OneAmerica Financial Partners, Inc. 144A sr. unsec. notes
7.00%, 10/15/33	520,000	649,321
Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976%, 2/15/25	995,000	1,002,831
PNC Bank NA sr. unsec. notes Ser. BKNT, 2.00%, 5/19/20	700,000	686,447
Protective Life Global Funding 144A notes 2.262%, 4/8/20	665,000	653,885
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	285,000	286,069
Prudential Financial, Inc. jr. unsec. sub. FRN 8.875%, 6/15/38	270,000	272,700
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	265,000	277,919
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	200,000	202,250
Realty Income Corp. sr. unsec. notes 4.65%, 8/1/23 R	155,000	162,331

50 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.2%)* cont.	amount	Value
Financials cont.
Regions Financial Corp. sr. unsec. unsub. notes 2.75%, 8/14/22	$800,000	$777,265
Royal Bank of Canada sr. unsec. notes Ser. GMTN, 2.125%,
3/2/20 (Canada)	1,575,000	1,552,317
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.20%,
7/27/18 (Canada)	865,000	864,173
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	615,000	634,174
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	202,000	210,080
Royal Bank of Scotland Group PLC unsec. sub. notes 4.70%, 7/3/18
(United Kingdom)	695,000	697,464
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	635,000	639,169
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	685,000	709,842
Sberbank of Russia Via SB Capital SA 144A sr. unsec. notes 6.125%,
2/7/22 (Russia)	225,000	238,781
Skandinaviska Enskilda Banken AB sr. unsec. notes 2.30%,
3/11/20 (Sweden)	5,355,000	5,282,456
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 8.25%, 12/15/20	90,000	97,988
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25	210,000	210,788
Springleaf Finance Corp. sr. unsec. unsub. notes 5.25%, 12/15/19	85,000	86,700
Starwood Property Trust, Inc. 144A sr. unsec. notes
4.75%, 3/15/25 R	255,000	248,306
Svenska Handelsbanken AB company guaranty sr. unsec. notes
1.95%, 9/8/20 (Sweden)	1,370,000	1,332,618
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	385,000	393,618
TMX Finance, LLC/TitleMax Finance Corp. 144A company guaranty
sr. notes 8.50%, 9/15/18	40,000	38,100
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	1,051,000	1,007,262
Travelport Corporate Finance PLC 144A company guaranty sr.
notes 6.00%, 3/15/26 (United Kingdom)	145,000	145,544
UBS AG/London 144A sr. unsec. notes 2.20%, 6/8/20
(United Kingdom)	775,000	759,680
UBS Group AG jr. unsec. sub. FRN 6.875%, perpetual
maturity (Switzerland)	581,000	611,134
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Switzerland)	595,000	596,230
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 3.00%, 4/15/21 (Switzerland)	2,320,000	2,292,408
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	235,000	235,000
VEREIT Operating Partnership LP company guaranty sr. unsec.
notes 4.60%, 2/6/24 R	395,000	400,100
VEREIT Operating Partnership LP company guaranty sr. unsec.
unsub. bonds 4.875%, 6/1/26 R	195,000	197,681
Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.80%, 11/22/25 (Russia)	1,900,000	2,130,166

Dynamic Asset Allocation Balanced Fund 51

	Principal
CORPORATE BONDS AND NOTES (15.2%)* cont.	amount	Value
Financials cont.
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6.875%,
5/29/18 (Russia)	$1,599,000	$1,607,619
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)	700,000	747,250
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	455,000	478,319
Wells Fargo & Co. sr. unsec. notes Ser. GMTN, 2.60%, 7/22/20	1,600,000	1,584,726
Westpac Banking Corp. sr. unsec. unsub. notes 4.875%,
11/19/19 (Australia)	485,000	499,605
Westpac Banking Corp. sr. unsec. unsub. notes 2.15%,
3/6/20 (Australia)	3,115,000	3,067,994
Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)	550,000	529,775
WP Carey, Inc. sr. unsec. unsub. notes 4.60%, 4/1/24 R	210,000	215,264
		124,585,663
Health care (1.3%)
AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	296,000	291,715
AbbVie, Inc. sr. unsec. notes 2.90%, 11/6/22	500,000	488,121
AbbVie, Inc. sr. unsec. notes 2.50%, 5/14/20	945,000	932,772
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23	410,000	389,500
Allergan Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)	318,000	315,281
Allergan Funding SCS company guaranty sr. unsec. unsub. notes
3.80%, 3/15/25 (Luxembourg)	640,000	628,726
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	552,000	569,812
Amgen, Inc. sr. unsec. notes 3.45%, 10/1/20	730,000	737,064
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	794,000	724,960
ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25	335,000	314,063
AstraZeneca PLC sr. unsec. unsub. notes 6.45%, 9/15/37
(United Kingdom)	422,000	547,242
Becton Dickinson and Co. sr. unsec. unsub. bonds 4.669%, 6/6/47	1,406,000	1,420,997
Becton Dickinson and Co. sr. unsec. unsub. bonds 3.70%, 6/6/27	1,207,000	1,165,330
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	975,000	984,243
BioScrip, Inc. company guaranty sr. unsec. notes 8.875%, 2/15/21	135,000	127,238
Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24	230,000	239,361
Centene Corp. sr. unsec. unsub. notes 4.75%, 1/15/25	65,000	63,375
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	155,000	156,938
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	245,000	225,706
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	574,000	332,203
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 7.125%, 7/15/20	205,000	167,075
Cigna Corp. sr. unsec. unsub. notes 4.50%, 3/15/21	490,000	505,626
Concordia International Corp. 144A company guaranty sr. unsec.
notes 7.00%, 4/15/23 (Canada) (In default) †	145,000	10,150
CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22	732,000	766,711
CVS Health Corp. sr. unsec. unsub. bonds 5.05%, 3/25/48	1,071,000	1,126,464
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	3,214,000	3,257,486
CVS Health Corp. sr. unsec. unsub. notes 2.25%, 12/5/18	865,000	861,945

52 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.2%)* cont.	amount	Value
Health care cont.
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. notes 6.00%, 2/1/25 (Ireland)	$285,000	$204,488
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 7/15/23 (Ireland)	290,000	218,950
Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23	95,000	71,488
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	210,000	212,730
HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	395,000	414,256
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	750,000	724,688
HCA, Inc. company guaranty sr. sub. notes 3.75%, 3/15/19	197,000	197,493
HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	34,000	37,358
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	155,000	156,744
Johnson & Johnson sr. unsec. notes 5.15%, 7/15/18	542,000	546,616
Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21	125,000	141,250
Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	105,000	80,325
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	865,000	843,911
Merck & Co., Inc. sr. unsec. unsub. notes 1.30%, 5/18/18	746,000	745,127
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	125,000	123,438
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	50,000	46,625
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds
4.00%, 11/20/45	1,430,000	1,479,452
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R	880,000	847,000
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	354,000	361,315
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 6.625%, 5/15/22	170,000	165,750
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	670,000	648,863
Pfizer, Inc. sr. unsec. unsub. notes 1.70%, 12/15/19	1,315,000	1,297,535
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds
4.00%, 11/28/44 (Switzerland)	1,210,000	1,249,004
Service Corp. International sr. unsec. notes 5.375%, 1/15/22	123,000	125,459
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	310,000	299,150
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	345,000	358,472
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	830,000	774,220
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 2.875%, 9/23/23 (Ireland)	675,000	644,410
Sotera Health Holdings, LLC 144A sr. unsec. notes 6.50%, 5/15/23	90,000	90,675
Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	130,000	134,388
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22	140,000	145,950
Teva Pharmaceutical Finance Netherlands III BV 144A company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Netherlands)	295,000	291,351

Dynamic Asset Allocation Balanced Fund 53

	Principal
CORPORATE BONDS AND NOTES (15.2%)* cont.	amount	Value
Health care cont.
Teva Pharmaceutical Finance Netherlands III BV 144A company
guaranty sr. unsec. notes 6.00%, 4/15/24 (Netherlands)	$200,000	$194,000
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.70%, 2/15/21	640,000	667,615
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	550,000	535,622
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	545,000	531,764
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. notes 5.50%, 11/1/25	70,000	68,145
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 9.25%, 4/1/26	240,000	239,088
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 9.00%, 12/15/25	195,000	193,781
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 4/15/25	310,000	267,530
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/23	289,000	255,040
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 12/1/21	10,000	9,550
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 3/1/23	70,000	61,250
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 7.00%, 3/15/24	265,000	276,263
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 6.50%, 3/15/22	90,000	92,925
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25	125,000	125,469
		34,546,627
Technology (1.1%)
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	425,000	386,187
Analog Devices, Inc. sr. unsec. unsub. notes 2.85%, 3/12/20	1,125,000	1,123,162
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	1,680,000	1,740,637
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	335,000	337,493
Apple, Inc. sr. unsec. notes 2.10%, 5/6/19	2,865,000	2,857,173
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	493,000	520,214
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	600,000	590,982
Apple, Inc. sr. unsec. unsub. notes 2.00%, 5/6/20	792,000	782,023
Avaya, Inc. 144A escrow notes 7.00%, 4/1/19	223,000	—
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	967,000	940,489
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	1,550,000	1,456,892
Cisco Systems, Inc. sr. unsec. unsub. notes 2.50%, 9/20/26	660,000	615,325
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	685,000	732,587
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	222,000	281,980
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23	1,289,000	1,366,372
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. unsec.
notes 5.875%, 6/15/21	45,000	46,238
Fidelity National Information Services, Inc. sr. unsec. unsub. notes
5.00%, 10/15/25	105,000	112,129

54 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.2%)* cont.	amount	Value
Technology cont.
First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	$260,000	$272,922
First Data Corp. 144A notes 5.75%, 1/15/24	385,000	387,406
First Data Corp. 144A sr. notes 5.375%, 8/15/23	160,000	162,800
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	850,000	807,332
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	560,000	553,000
Infor Software Parent, LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	500,000	505,195
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	350,000	356,125
Infor US, Inc. 144A company guaranty sr. notes 5.75%, 8/15/20	55,000	56,100
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	110,000	103,538
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	370,000	343,175
Micron Technology, Inc. 144A sr. unsec. unsub. notes
5.25%, 1/15/24	145,000	149,894
Microsoft Corp. sr. unsec. unsub. bonds 3.30%, 2/6/27	1,310,000	1,300,529
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	855,000	795,645
Microsoft Corp. sr. unsec. unsub. notes 5.30%, 2/8/41	85,000	104,132
Microsoft Corp. sr. unsec. unsub. notes 4.20%, 6/1/19	555,000	566,780
Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	2,030,000	1,949,294
Oracle Corp. sr. unsec. unsub. notes 5.375%, 7/15/40	215,000	256,733
Oracle Corp. sr. unsec. unsub. notes 3.25%, 11/15/27	561,000	547,180
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	694,000	648,894
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	485,000	472,704
Oracle Corp. sr. unsec. unsub. notes 2.25%, 10/8/19	2,295,000	2,281,471
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	165,000	163,565
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	125,000	139,063
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	320,000	319,600
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	415,000	412,925
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	270,000	255,592
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	1,465,000	1,461,777
		29,263,254
Transportation (0.1%)
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	480,000	465,317
Delta Air Lines, Inc. sr. notes Ser. A, 7.75%, 12/17/19	142,272	150,779
FedEx Corp. company guaranty sr. unsec. unsub. notes
2.625%, 8/1/22	95,000	92,830
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	254,000	242,050
United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 07-1, Class A, 6.636%, 7/2/22	79,920	83,869

Dynamic Asset Allocation Balanced Fund 55

	Principal
CORPORATE BONDS AND NOTES (15.2%)* cont.	amount	Value
Transportation cont.
United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 14-2, Class A, 3.75%, 9/3/26	$291,480	$290,004
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	375,000	384,375
		1,709,224
Utilities and power (0.7%)
AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	830,000	859,050
AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23	44,000	44,660
AES Corp./Virginia (The) sr. unsec. notes 4.50%, 3/15/23	105,000	106,911
AES Corp./Virginia (The) sr. unsec. unsub. bonds 5.125%, 9/1/27	105,000	106,838
American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	870,000	978,936
Arizona Public Services Co. sr. unsec. notes 4.50%, 4/1/42	80,000	86,590
Berkshire Hathaway Energy Co. sr. unsec. unsub. bonds
6.125%, 4/1/36	152,000	193,718
Berkshire Hathaway Energy Co. 144A sr. unsec. bonds
3.80%, 7/15/48	735,000	700,621
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	190,000	173,850
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	145,000	139,925
Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	24,000	24,240
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	50,000	54,652
Commonwealth Edison Co. 1st mtge. bonds 5.90%, 3/15/36	133,000	163,695
Consolidated Edison Co. of New York, Inc. sr. unsec. notes
7.125%, 12/1/18	634,000	651,455
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	275,000	283,137
Consolidated Edison, Inc. sr. unsec. unsub. notes Ser. A,
2.00%, 3/15/20	630,000	618,335
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	980,000	922,474
Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	50,000	53,938
Dynegy, Inc. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	135,000	149,006
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	65,000	85,190
Electricite de France (EDF) 144A sr. unsec. notes 6.50%,
1/26/19 (France)	375,000	385,454
Emera US Finance LP company guaranty sr. unsec. notes
3.55%, 6/15/26	360,000	343,799
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	830,000	830,325
Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24	1,484,000	1,532,230
Energy Transfer Equity LP sr. sub. notes 5.50%, 6/1/27	105,000	105,263
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	1,525,000	1,486,342
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. B, 3.90%, 7/15/27	6,000	5,892
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. C, 4.85%, 7/15/47	9,000	9,467
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	1,190,000	1,365,699

56 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.2%)* cont.	amount	Value
Utilities and power cont.
GenOn Americas Generation, LLC sr. unsec. notes 8.50%, 10/1/21
(In default) †	$185,000	$96,431
GenOn Energy, Inc. sr. unsec. sub. notes 9.875%, 10/15/20
(In default) †	102,000	82,110
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	245,000	239,875
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	123,000	124,280
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	599,000	599,220
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	300,000	294,726
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	1,374,000	1,337,101
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7.75%, 1/15/32	107,000	136,722
MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	400,000	515,566
Nevada Power Co. mtge. notes 7.125%, 3/15/19	265,000	275,960
NextEra Energy Capital Holdings, Inc. company guaranty jr. unsec.
sub. FRB 4.80%, 12/1/77	450,000	430,875
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	175,000	185,063
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	265,000	270,963
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds
5.75%, 1/15/28	95,000	93,100
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%,
10/15/22 (Canada)	450,000	434,194
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	175,000	210,816
Oncor Electric Delivery Co., LLC sr. notes 4.10%, 6/1/22	170,000	176,007
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	760,000	744,695
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	370,000	380,548
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.40%, 6/1/23	20,000	19,878
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	160,000	194,940
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20	64,000	480
		19,305,242
Total corporate bonds and notes (cost $413,568,580)		$412,723,172

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (10.2%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (3.0%)
Government National Mortgage Association Pass-Through Certificates
4.70%, with due dates from 5/20/67 to 8/20/67	$205,929	$222,920
4.629%, 6/20/67	100,175	108,064
4.494%, 3/20/67	104,198	111,361
4.00%, with due dates from 3/15/46 to 3/20/46	882,126	912,981
3.50%, with due dates from 7/20/47 to 11/20/47	79,311,881	80,135,979
		81,491,305

Dynamic Asset Allocation Balanced Fund 57

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (10.2%)* cont.	amount	Value
U.S. Government Agency Mortgage Obligations (7.2%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, with due dates from 9/1/45 to 11/1/45	$22,585,030	$23,255,127
Federal National Mortgage Association Pass-Through Certificates
6.00%, TBA, 4/1/48	11,000,000	12,228,907
4.00%, 8/1/47	8,991,539	9,230,377
4.00%, TBA, 4/1/48	12,000,000	12,313,126
3.50%, with due dates from 12/1/47 to 6/1/56	62,311,620	62,490,979
3.00%, with due dates from 4/1/46 to 3/1/47	11,696,385	11,441,519
3.00%, 12/1/31	24,718,275	24,734,691
3.00%, TBA, 4/1/48	30,000,000	29,261,718
3.00%, TBA, 4/1/33	11,000,000	10,987,109
		195,943,553
Total U.S. government and agency mortgage obligations (cost $282,459,345)		$277,434,858

	Principal
MORTGAGE-BACKED SECURITIES (2.6%)*	amount	Value
Agency collateralized mortgage obligations (0.3%)
Bellemeade Re, Ltd. 144A FRB Ser. 17-1, Class M1, (1 Month
US LIBOR + 1.70%), 3.572%, 10/25/27 (Bermuda)	$685,582	$689,010
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR) + 25.79%),
18.644%, 4/15/37	92,482	128,691
IFB Ser. 3072, Class SM, ((-3.667 x 1 Month US LIBOR) + 23.80%),
17.282%, 11/15/35	56,778	74,794
IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR) + 22.28%),
16.412%, 12/15/36	59,110	75,947
IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR) + 16.95%),
12.405%, 6/15/34	108,396	120,971
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 6.622%, 10/25/24	1,049,849	1,168,542
IFB Ser. 3829, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.95%),
5.173%, 3/15/41	2,179,087	371,033
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M2,
(1 Month US LIBOR + 2.60%), 4.472%, 12/25/27	948,525	969,573
Structured Agency Credit Risk Debt FRN Ser. 15-HQ1, Class M2,
(1 Month US LIBOR + 2.20%), 4.072%, 3/25/25	127,017	127,574
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M1,
(1 Month US LIBOR + 1.10%), 2.972%, 12/25/28	54,276	54,321
Ser. 3391, PO, zero %, 4/15/37	7,012	5,818
Ser. 3206, Class EO, PO, zero %, 8/15/36	4,078	3,514
Ser. 3326, Class WF, zero %, 10/15/35 W	3,411	2,453
FRB Ser. 3117, Class AF, (1 Month US LIBOR + 0.00%),
zero %, 2/15/36	7,044	5,351
Federal National Mortgage Association
IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR) + 39.90%),
28.671%, 7/25/36	32,653	53,298
IFB Ser. 07-53, Class SP, ((-3.667 x 1 Month US LIBOR) + 24.20%),
17.338%, 6/25/37	81,416	108,876
IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR) + 20.25%),
14.636%, 8/25/35	38,304	45,870

58 Dynamic Asset Allocation Balanced Fund

	Principal
MORTGAGE-BACKED SECURITIES (2.6%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
IFB Ser. 05-106, Class JC, ((-3.101 x 1 Month US LIBOR) + 20.12%),
14.321%, 12/25/35	$46,968	$63,252
IFB Ser. 05-83, Class QP, ((-2.6 x 1 Month US LIBOR) + 17.39%),
12.528%, 11/25/34	19,148	21,955
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M1,
(1 Month US LIBOR + 1.35%), 3.222%, 1/25/29	116,347	116,844
Ser. 07-14, Class KO, PO, zero %, 3/25/37	25,129	20,432
Ser. 06-125, Class OX, PO, zero %, 1/25/37	2,140	1,754
Ser. 06-84, Class OT, PO, zero %, 9/25/36	2,734	2,237
Ser. 06-46, Class OC, PO, zero %, 6/25/36	4,813	3,900
Government National Mortgage Association
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	2,581,449	584,053
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	509,744	110,987
Ser. 11-18, Class PI, IO, 4.50%, 8/20/40	22,416	3,121
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	110,845	22,397
Ser. 10-103, Class DI, IO, 4.50%, 12/20/38	84,670	3,861
IFB Ser. 13-99, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
4.228%, 6/20/43	2,099,296	392,870
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	4,372,602	597,429
Ser. 13-14, IO, 3.50%, 12/20/42	1,424,471	213,899
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	1,917,028	224,273
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	2,650,905	221,528
Ser. 15-124, Class DI, IO, 3.50%, 1/20/38	2,057,792	240,764
Ser. 16-H16, Class EI, IO, 2.237%, 6/20/66 W	3,841,641	462,918
Ser. 15-H25, Class BI, IO, 1.759%, 10/20/65 W	5,459,566	547,594
Ser. 15-H26, Class EI, IO, 1.724%, 10/20/65 W	3,135,644	289,420
Ser. 06-36, Class OD, PO, zero %, 7/16/36	3,067	2,510
		8,153,634
Commercial mortgage-backed securities (1.4%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.007%, 1/15/49 W	1,531,757	4,579
Banc of America Commercial Mortgage Trust 144A
FRB Ser. 04-4, Class XC, IO, 0.052%, 7/10/42 W	133,382	18
FRB Ser. 07-5, Class XW, IO, 0.003%, 2/10/51 W	2,516,159	25
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class XC, IO, 0.434%, 11/10/41 W	240,157	1,450
Bear Stearns Commercial Mortgage Securities Trust FRB
Ser. 04-PR3I, Class X1, IO, zero %, 2/11/41 W	35,481	4
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.279%, 3/11/39 W	266,381	208,235
FRB Ser. 06-PW14, Class X1, IO, 0.418%, 12/11/38 W	308,444	4,472
CD Commercial Mortgage Trust 144A FRB Ser. 07-CD4, Class XW, IO,
0.436%, 12/11/49 W	145,011	13
CD Mortgage Trust 144A FRB Ser. 07-CD5, Class XS, IO,
zero %, 11/15/44 W	196,842	8
Citigroup Commercial Mortgage Trust
FRB Ser. 14-GC19, Class C, 4.902%, 3/10/47 W	643,000	654,344
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	344,000	347,720

Dynamic Asset Allocation Balanced Fund 59

	Principal
MORTGAGE-BACKED SECURITIES (2.6%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 12-GC8, Class XA, IO, 1.811%, 9/10/45 W	$6,885,224	$424,743
FRB Ser. 06-C5, Class XC, IO, 0.486%, 10/15/49 W	6,896,460	69
COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 5.812%, 5/15/46 W	356,333	361,781
COMM Mortgage Trust
FRB Ser. 14-CR18, Class C, 4.735%, 7/15/47 W	346,000	349,313
Ser. 13-CR11, Class AM, 4.715%, 8/10/50 W	411,000	433,436
FRB Ser. 14-UBS6, Class C, 4.464%, 12/10/47 W	1,104,000	1,076,979
Ser. 13-LC6, Class AM, 3.282%, 1/10/46	578,000	574,783
FRB Ser. 14-CR19, Class XA, IO, 1.214%, 8/10/47 W	8,697,758	412,300
FRB Ser. 14-CR18, Class XA, IO, 1.212%, 7/15/47 W	5,688,515	256,666
FRB Ser. 14-CR16, Class XA, IO, 1.163%, 4/10/47 W	1,947,602	82,497
FRB Ser. 13-CR11, Class XA, IO, 1.12%, 8/10/50 W	6,624,938	276,876
FRB Ser. 14-UBS6, Class XA, IO, 1.011%, 12/10/47 W	7,106,540	315,744
FRB Ser. 14-LC17, Class XA, IO, 0.941%, 10/10/47 W	7,587,605	252,531
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 6.126%, 7/10/46 W	617,000	634,642
Ser. 13-LC13, Class E, 3.719%, 8/10/46 W	456,000	308,313
FRB Ser. 06-C8, Class XS, IO, 0.62%, 12/10/46 W	3,707,260	172
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 07-C2,
Class AX, IO, 0.004%, 1/15/49 W	4,318,495	24
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.075%, 5/15/38 W	116,452	14
CSAIL Commercial Mortgage Trust FRB Ser. 15-C1, Class C,
4.298%, 4/15/50 W	655,000	651,453
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.798%, 4/15/50 W	1,046,000	916,183
CSMC Trust FRB Ser. 16-NXSR, Class C, 4.363%, 12/15/49 W	1,226,000	1,215,063
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.341%, 8/10/44 W	2,563,000	2,679,965
GE Commercial Mortgage Corp. Trust 144A FRB Ser. 07-C1,
Class XC, IO, 0.192%, 12/10/49 W	16,526,620	30,411
GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB
Ser. 05-C1, Class X1, IO, 0.987%, 5/10/43 W	69,999	4
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 4.944%, 1/10/47 W	402,000	404,251
FRB Ser. 13-GC10, Class XA, IO, 1.549%, 2/10/46 W	4,627,252	284,298
FRB Ser. 13-GC12, Class XA, IO, 1.519%, 6/10/46 W	2,623,901	153,498
FRB Ser. 14-GC22, Class XA, IO, 1.014%, 6/10/47 W	6,006,187	263,672
FRB Ser. 14-GC24, Class XA, IO, 0.828%, 9/10/47 W	4,791,305	180,632
GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.653%, 1/10/45 W	314,000	293,530
FRB Ser. 13-GC12, Class D, 4.443%, 6/10/46 W	404,000	345,877
JP Morgan Chase Commercial Mortgage Securities Trust 144A FRB
Ser. 12-C8, Class C, 4.607%, 10/15/45 W	252,000	253,889
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 13-C14, Class C, 4.57%, 8/15/46 W	776,000	772,144
FRB Ser. 14-C22, Class C, 4.559%, 9/15/47 W	511,000	499,905
FRB Ser. 14-C19, Class XA, IO, 1.137%, 4/15/47 W	8,379,345	200,970

60 Dynamic Asset Allocation Balanced Fund

	Principal
MORTGAGE-BACKED SECURITIES (2.6%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 15-C33, Class XA, IO, 1.023%, 12/15/48 W	$5,062,686	$319,354
FRB Ser. 14-C25, Class XA, IO, 0.962%, 11/15/47 W	8,527,065	369,537
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 05-LDP5, Class F, 5.705%, 12/15/44 W	180,859	179,007
Ser. 12-C6, Class AS, 4.117%, 5/15/45	770,000	786,804
Ser. 13-C10, Class AS, 3.372%, 12/15/47	164,000	160,999
Ser. 13-LC11, Class AS, 3.216%, 4/15/46	626,000	619,809
FRB Ser. 06-LDP8, Class X, IO, 0.287%, 5/15/45 W	543,239	8
FRB Ser. 07-LDPX, Class X, IO, 0.183%, 1/15/49 W	3,571,754	20,822
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C6, Class E, 5.137%, 5/15/45 W	1,175,000	1,037,197
FRB Ser. 12-C8, Class D, 4.655%, 10/15/45 W	755,000	725,538
FRB Ser. 12-LC9, Class D, 4.372%, 12/15/47 W	186,000	186,765
FRB Ser. 05-CB12, Class X1, IO, 0.374%, 9/12/37 W	680,816	1,184
FRB Ser. 06-LDP6, Class X1, IO, zero %, 4/15/43 W	265,892	3
LB Commercial Mortgage Trust 144A Ser. 99-C1, Class G,
6.41%, 6/15/31	7,733	7,739
LB-UBS Commercial Mortgage Trust
FRB Ser. 08-C1, Class AM, 6.319%, 4/15/41 W	486,000	501,309
FRB Ser. 07-C2, Class XW, IO, 0.203%, 2/15/40 W	181,333	21
LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 05-C7, Class XCL, IO, 0.355%, 11/15/40 W	738,346	3,283
FRB Ser. 05-C2, Class XCL, IO, 0.195%, 4/15/40 W	217,227	14
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.112%, 4/20/48 W	828,000	771,489
Merrill Lynch Mortgage Trust 144A
FRB Ser. 04-KEY2, Class XC, IO, 0.535%, 8/12/39 W	183,974	967
FRB Ser. 05-MCP1, Class XC, IO, 0.002%, 6/12/43 W	283,700	—
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 05-C3, Class X, IO, 5.893%, 5/15/44 W	9,392	418
FRB Ser. 06-C4, Class X, IO, 5.424%, 7/15/45 W	60,701	2,428
FRB Ser. 07-C5, Class X, IO, 5.045%, 12/15/49 W	539,029	23,987
Morgan Stanley Bank of America Merrill Lynch Trust
Ser. 14-C18, Class C, 4.489%, 10/15/47 W	842,000	822,186
FRB Ser. 14-C17, Class C, 4.46%, 8/15/47 W	455,000	445,175
Ser. 12-C5, Class AS, 3.792%, 8/15/45	681,000	688,818
Ser. 12-C6, Class AS, 3.476%, 11/15/45	524,000	523,481
FRB Ser. 14-C17, Class XA, IO, 1.209%, 8/15/47 W	5,329,120	233,922
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 12-C6, Class D, 4.575%, 11/15/45 W	491,000	491,671
FRB Ser. 12-C6, Class XA, IO, 1.633%, 11/15/45 W	8,068,657	476,535
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class C, 5.558%, 2/12/44 W	352,000	17,600
Ser. 07-HQ11, Class AJ, 5.508%, 2/12/44 W	208,164	206,707
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class D,
5.156%, 7/15/49 W	121,000	122,894
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38	423,450	31,759

Dynamic Asset Allocation Balanced Fund 61

	Principal
MORTGAGE-BACKED SECURITIES (2.6%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.042%, 8/10/49 W	$326,000	$335,100
FRB Ser. 12-C4, Class XA, IO, 1.654%, 12/10/45 W	6,524,249	389,649
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 05-C21, Class D, 5.296%, 10/15/44 W	426,000	423,842
FRB Ser. 06-C29, IO, 0.157%, 11/15/48 W	2,754,405	110
FRB Ser. 07-C34, IO, 0.15%, 5/15/46 W	1,667,915	834
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 06-C26, Class XC, IO, 0.051%, 6/15/45 W	965,010	193
FRB Ser. 05-C18, Class XC, IO, zero %, 4/15/42 W	203,959	20
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class C, 4.291%, 7/15/46 W	501,000	472,393
FRB Ser. 14-LC16, Class XA, IO, 1.355%, 8/15/50 W	7,746,892	392,767
FRB Ser. 16-LC25, Class XA, IO, 1.082%, 12/15/59 W	6,439,682	389,845
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.291%, 7/15/46 W	521,000	436,031
WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class C, 4.646%, 3/15/47 W	190,000	190,969
FRB Ser. 13-C15, Class C, 4.481%, 8/15/46 W	524,000	526,575
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	1,253,000	1,305,889
Ser. 13-C12, Class AS, 3.56%, 3/15/48	650,000	654,108
Ser. 13-C11, Class AS, 3.311%, 3/15/45	181,000	179,077
FRB Ser. 14-C22, Class XA, IO, 0.901%, 9/15/57 W	28,095,912	1,164,463
FRB Ser. 13-C14, Class XA, IO, 0.79%, 6/15/46 W	16,973,634	534,160
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.686%, 3/15/44 W	1,022,000	987,882
FRB Ser. 11-C5, Class C, 5.671%, 11/15/44 W	315,000	333,703
FRB Ser. 11-C5, Class E, 5.671%, 11/15/44 W	530,000	525,573
FRB Ser. 11-C2, Class D, 5.652%, 2/15/44 W	1,606,000	1,587,118
Ser. 11-C4, Class E, 5.24%, 6/15/44 W	421,000	390,714
FRB Ser. 12-C9, Class D, 4.795%, 11/15/45 W	546,000	521,454
FRB Ser. 13-C15, Class D, 4.481%, 8/15/46 W	599,000	508,145
FRB Ser. 12-C9, Class XA, IO, 1.91%, 11/15/45 W	5,547,402	396,861
FRB Ser. 12-C10, Class XA, IO, 1.58%, 12/15/45 W	4,829,156	287,470
		38,841,871
Residential mortgage-backed securities (non-agency) (0.9%)
BankUnited Trust FRB Ser. 05-1, Class 1A1, (1 Month US LIBOR +
0.30%), 2.172%, 9/25/45	336,409	321,270
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
3.788%, 5/25/35 W	877,893	897,054
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
2.223%, 6/25/46	1,279,116	1,114,543
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.33%),
2.152%, 11/20/35	435,720	422,889
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%),
2.062%, 8/25/46	1,732,353	1,464,340
FRB Ser. 05-27, Class 1A1, 1.942%, 8/25/35 W	256,985	218,502

62 Dynamic Asset Allocation Balanced Fund

	Principal
MORTGAGE-BACKED SECURITIES (2.6%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation Structured Agency
Credit Risk Debt FRN Ser. 16-HQA2, Class M3, (1 Month US LIBOR
+ 5.15%), 7.022%, 11/25/28	$800,000	$950,047
Federal Home Loan Mortgage Corporation Structured Agency
Credit Risk Debt Notes FRB Ser. 16-DNA1, Class M3, (1 Month
US LIBOR + 5.55%), 7.422%, 7/25/28	580,000	700,735
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 7.772%, 10/25/28	1,491,350	1,749,351
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 7.572%, 4/25/28	1,751,369	2,027,748
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 7.422%, 4/25/28	2,426,880	2,732,168
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 6.872%, 7/25/25	407,914	453,578
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
(1 Month US LIBOR + 4.30%), 6.172%, 2/25/25	363,710	399,341
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.122%, 4/25/29	90,000	101,540
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 5.872%, 5/25/25	278,115	303,827
Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2,
(1 Month US LIBOR + 2.60%), 4.472%, 5/25/24	346,000	366,428
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (1 Month
US LIBOR + 0.80%), 2.672%, 2/25/34	703,368	682,836
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
3.525%, 2/25/35 W	283,648	289,555
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1,
(1 Month US LIBOR + 0.83%), 2.697%, 8/25/34	268,857	268,320
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
0.598%, 8/26/47	160,000	153,984
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%),
2.922%, 10/25/34	540,000	538,672
Renaissance Home Equity Loan Trust FRB Ser. 03-4, Class A1,
(1 Month US LIBOR + 0.52%), 2.392%, 3/25/34	407,757	403,388
Structured Asset Investment Loan Trust FRB Ser. 04-10, Class A10,
(1 Month US LIBOR + 0.90%), 2.772%, 11/25/34	689,971	688,361
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7,
Class 1A1, (1 Month US LIBOR + 0.85%), 2.722%, 5/25/47	863,417	786,819
Structured Asset Securities Corp. Mortgage Loan Trust FRB
Ser. 06-AM1, Class A4, (1 Month US LIBOR + 0.16%), 2.032%, 4/25/36	249,056	248,156
Vericrest Opportunity Loan Transferee LXI, LLC 144A Ser. 17-NPL8,
Class A1, 3.125%, 6/25/47	408,318	405,256
Vericrest Opportunity Loan Transferee LXIII, LLC 144A Ser. 17-NP10,
Class A1, 3.00%, 10/25/47	479,695	474,898
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 07-HY2, Class 1A1, 3.254%, 12/25/36 W	703,029	673,337
FRB Ser. 05-AR12, Class 1A8, 3.237%, 10/25/35 W	1,347,558	1,348,711

Dynamic Asset Allocation Balanced Fund 63

	Principal
MORTGAGE-BACKED SECURITIES (2.6%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%),
2.832%, 7/25/45	$531,305	$526,470
FRB Ser. 05-AR11, Class A1B3, (1 Month US LIBOR + 0.40%),
2.272%, 8/25/45	450,446	443,689
Wells Fargo Mortgage Backed Securities Trust
FRB Ser. 06-AR5, Class 1A1, 4.024%, 4/25/36 W	903,313	907,830
FRB Ser. 06-AR2, Class 1A1, 3.707%, 3/25/36 W	879,644	885,417
		23,949,060
Total mortgage-backed securities (cost $71,092,813)		$70,944,565

	Principal
COMMODITY LINKED NOTES (1.4%)*†††	amount	Value
Goldman Sachs International 144A notes zero %, 2019 (Indexed to the
S&P GSCI Excess Return Index multiplied by 3)	$36,600,000	$39,264,480
Total commodity Linked Notes (cost $36,600,000)		$39,264,480

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (0.4%)*		amount	Value
Argentina (Republic of) sr. unsec. unsub. bonds 7.625%,
4/22/46 (Argentina)		$375,000	$372,656
Argentina (Republic of) sr. unsec. unsub. bonds 6.625%,
7/6/28 (Argentina)		310,000	307,675
Argentina (Republic of) sr. unsec. unsub. notes 6.875%,
1/26/27 (Argentina)		962,000	980,759
Argentina (Republic of) sr. unsec. unsub. notes 5.875%,
1/11/28 (Argentina)		160,000	150,797
Argentina (Republic of) 144A sr. unsec. notes 7.125%,
8/1/27 (Argentina)		265,000	261,963
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.625%,
1/13/28 (Brazil)		505,000	494,879
Brazil (Federal Republic of) unsec. notes 10.00%, 1/1/21
(Brazil) (units)	BRL	5,212	1,694,910
Buenos Aires (Province of) sr. unsec. unsub. bonds Ser. REGS,
7.875%, 6/15/27 (Argentina)		$250,000	259,820
Buenos Aires (Province of) 144A sr. unsec. unsub. bonds 7.875%,
6/15/27 (Argentina)		150,000	155,892
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%,
1/26/21 (Argentina)		942,000	1,040,693
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%,
3/16/24 (Argentina)		169,000	188,334
Colombia (Republic of) sr. unsec. notes 3.875%,
4/25/27 (Colombia)		935,000	917,443
Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)		222,000	233,100
Indonesia (Republic of) 144A sr. unsec. notes 5.25%,
1/17/42 (Indonesia)		475,000	499,417
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)		400,000	417,500
Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/8/46 (Indonesia)		400,000	464,000

64 Dynamic Asset Allocation Balanced Fund

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.4%)* cont.	amount	Value
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)	$990,000	$1,005,608
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)	360,000	352,350
Russia (Federation of) 144A sr. unsec. notes 4.50%, 4/4/22 (Russia)	200,000	206,192
Russia (Federation of) 144A sr. unsec. notes 4.375%,
3/21/29 (Russia)	1,000,000	987,180
Sri Lanka (Republic of) 144A sr. unsec. unsub. bonds 6.85%,
11/3/25 (Sri Lanka)	300,000	310,749
Total foreign government and agency bonds and notes (cost $12,206,983)		$11,301,917

	Principal
ASSET-BACKED SECURITIES (0.3%)*	amount	Value
Loan Depot Station Place Agency Securitization Trust 144A FRB
Ser. 17-LD1, Class A, (1 Month US LIBOR + 0.80%), 2.672%, 11/25/50	$1,579,000	$1,579,000
Station Place Securitization Trust 144A
FRB Ser. 18-1, Class A, (1 Month US LIBOR + 0.90%),
2.475%, 4/24/19	4,221,000	4,221,000
FRB Ser. 17-6, Class A, (1 Month US LIBOR + 0.70%),
2.303%, 11/24/18	2,750,000	2,750,000
Total asset-backed securities (cost $8,550,000)		$8,550,000

	Principal
SENIOR LOANS (0.1%)*c	amount	Value
Avaya, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.75%), 6.536%, 12/15/24	$433,913	$436,896
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.003%, 6/21/24	421,813	424,917
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 6.572%, 11/17/22	265,000	269,141
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 5.593%, 5/5/24	104,663	105,579
Forterra Finance, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 4.877%, 10/25/23	149,054	137,379
FTS International, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.75%), 6.627%, 4/16/21	288,846	289,087
Gates Global, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 5.052%, 3/31/24	114,736	115,324
Getty Images, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.50%), 5.802%, 10/18/19	64,346	61,584
KCA Deutag US Finance, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 5.25%), 7.654%, 5/16/20	248,876	245,142
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 5.21%, 11/6/24	580,000	583,625
Neiman Marcus Group, Ltd., Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.25%), 4.941%, 10/25/20	160,763	138,558
Revlon Consumer Products Corp. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.50%), 5.377%, 9/7/23	335,447	264,910
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 9.873%, 2/15/26	170,000	170,000

Dynamic Asset Allocation Balanced Fund 65

	Principal
SENIOR LOANS (0.1%)*c cont.	amount	Value
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.50%), 5.373%, 2/15/25	$180,000	$181,350
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 5.202%, 3/16/25
(United Kingdom)	450,000	449,015
Total senior loans (cost $3,897,259)		$3,872,507

INVESTMENT COMPANIES (—%)*	Shares	Value
SPDR S&P 500 ETF Trust S	2,386	$627,876
Total investment companies (cost $648,541)		$627,876

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
EPR Properties Ser. C, $1.438 cv. pfd. R	7,508	$182,519
Nine Point Energy 6.75% cv. pfd.	27	29,794
Total convertible preferred stocks (cost $164,227)		$212,313

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value
Jazz US Holdings, Inc. cv. company guaranty sr. unsec. notes
8.00%, 12/31/18	$57,000	$154,499
Total convertible bonds and notes (cost $55,578)		$154,499

PREFERRED STOCKS (—%)*	Shares	Value
GMAC Capital Trust I Ser. 2, $1.91 cum. ARP	5,340	$138,733
Total preferred stocks (cost $133,500)		$138,733

	Expiration	Strike
WARRANTS (—%)*	date	price	Warrants	Value
Halcon Resources Corp.	9/9/20	$14.04	1,758	$897
Total warrants (cost $—)				$897

	Principal amount/
SHORT-TERM INVESTMENTS (16.1%)*	shares	Value
American Honda Finance Corp. commercial paper
1.822%, 4/11/18	$10,000,000	$9,993,571
Apple, Inc. commercial paper 1.812%, 4/11/18	13,750,000	13,741,370
Atlantic Asset Securitization, LLC asset backed commercial paper
1.953%, 4/12/18	8,500,000	8,494,012
CHARTA, LLC asset backed commercial paper 1.843%, 4/18/18	11,750,000	11,737,878
Coca-Cola Co. (The) commercial paper 1.752%, 4/3/18	12,000,000	11,997,101
GlaxoSmithKline, LLC commercial paper 1.944%, 4/25/18	7,750,000	7,738,935
Interest in $386,034,000 joint tri-party repurchase agreement dated 3/29/18 with Citigroup Global Markets, Inc. due
4/2/18 — maturity value of $18,935,786 for an effective yield of 1.800% (collateralized by various mortgage backed securities with coupon rates ranging from 2.317% to 6.500% and due dates
ranging from 5/1/19 to 3/1/48, valued at $393,754,680)	18,932,000	18,932,000
Manhattan Asset Funding Co., LLC asset backed commercial
paper 1.852%, 4/10/18	11,750,000	11,743,028
MetLife Short Term Funding, LLC asset backed commercial paper
1.762%, 4/9/18	8,500,000	8,495,469

66 Dynamic Asset Allocation Balanced Fund

	Principal amount/
SHORT-TERM INVESTMENTS (16.1%)* cont.		shares	Value
Mitsubishi UFJ Trust & Banking Corp./NY commercial paper
1.802%, 4/2/18		$13,000,000	$12,997,564
Mizuho Bank, Ltd./NY FRN certificates of deposit 1.796%, 4/5/18		7,250,000	7,250,096
Nestle Capital Corp. commercial paper 1.822%, 4/9/18		11,750,000	11,743,897
NRW.Bank commercial paper 1.851%, 4/9/18		13,000,000	12,993,200
Old Line Funding, LLC asset backed commercial paper
1.803%, 4/12/18		6,750,000	6,745,227
Pfizer, Inc. commercial paper 1.783%, 4/13/18		12,000,000	11,991,149
Putnam Cash Collateral Pool, LLC 1.89% [d]	Shares	25,864,492	25,864,492
Putnam Short Term Investment Fund 1.82% L	Shares	221,424,898	221,424,898
State Street Institutional U.S. Government Money Market Fund,
Premier Class 1.58% P	Shares	660,000	660,000
U.S. Treasury Bills 1.400%, 4/19/18 # ∆		$2,826,000	2,823,821
U.S. Treasury Bills 1.425%, 4/26/18 ∆		447,000	446,524
U.S. Treasury Bills 1.446%, 5/10/18 # ∆ §		9,130,000	9,114,313
U.S. Treasury Bills 1.524%, 5/3/18 # ∆ §		3,156,000	3,151,582
U.S. Treasury Bills 1.532%, 6/7/18 # §		253,000	252,229
U.S. Treasury Bills 1.545%, 5/24/18 # ∆		1,425,000	1,421,602
U.S. Treasury Bills 1.640%, 7/5/18 # ∆ §		5,850,000	5,823,873
U.S. Treasury Bills 1.658%, 6/21/18 # ∆		272,000	270,977
U.S. Treasury Bills 1.724%, 7/12/18 # ∆ §		477,000	474,671
Total short-term investments (cost $438,346,774)			$438,323,479

TOTAL INVESTMENTS
Total investments (cost $2,574,622,059)	$2,807,158,664

Key to holding’s currency abbreviations

BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
USD /$	United States Dollar

Key to holding’s abbreviations

ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
DAC	Designated Activity Company
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
OJSC	Open Joint Stock Company
PO	Principal Only

Dynamic Asset Allocation Balanced Fund 67

SDR	Swedish Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2017 through March 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $2,716,468,329.

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $5,129, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $13,802,152 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $4,722,707 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $1,910,155 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $73,115,185 to cover certain derivative contracts and delayed delivery securities.

68 Dynamic Asset Allocation Balanced Fund

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 3/31/18 (aggregate face value $452,667,242) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	4/18/18	$5,482,185	$5,691,081	$(208,896)
	British Pound	Buy	6/20/18	2,791,200	2,765,699	25,501
	Euro	Sell	6/20/18	8,044,993	8,061,352	16,359
	Hong Kong Dollar	Buy	5/16/18	1,728,514	1,736,332	(7,818)
	Mexican Peso	Buy	4/11/18	3,085,084	2,971,971	113,113
	Mexican Peso	Sell	4/11/18	3,085,084	2,965,854	(119,230)
	New Zealand Dollar	Buy	4/18/18	2,815,451	2,876,465	(61,014)
	New Zealand Dollar	Sell	4/18/18	2,815,451	2,848,551	33,100
	Norwegian Krone	Sell	6/20/18	405,724	405,210	(514)
	Russian Ruble	Buy	6/20/18	2,703,226	2,755,406	(52,180)
	Russian Ruble	Sell	6/20/18	2,703,226	2,709,853	6,627
	Swedish Krona	Sell	6/20/18	4,780,325	4,842,065	61,740
Barclays Bank PLC
	Australian Dollar	Buy	4/18/18	6,609,051	6,774,492	(165,441)
	British Pound	Sell	6/20/18	5,690,776	5,480,459	(210,317)
	Canadian Dollar	Sell	4/18/18	2,582,878	2,487,587	(95,291)
	Euro	Buy	6/20/18	5,267,056	5,181,815	85,241
	Swedish Krona	Sell	6/20/18	5,354,734	5,393,469	38,735
Citibank, N.A.
	Australian Dollar	Buy	4/18/18	2,756,569	2,963,890	(207,321)
	Brazilian Real	Buy	4/3/18	6,551,515	6,532,446	19,069
	Brazilian Real	Sell	4/3/18	6,551,515	6,476,916	(74,599)
	Brazilian Real	Buy	7/3/18	2,699,050	2,741,895	(42,845)
	Brazilian Real	Sell	7/3/18	2,699,050	2,739,470	40,420
	British Pound	Buy	6/20/18	2,795,563	2,798,025	(2,462)
	Canadian Dollar	Buy	4/18/18	2,745,774	2,744,629	1,145
	Canadian Dollar	Sell	4/18/18	2,745,774	2,839,776	94,002
	Danish Krone	Sell	6/20/18	1,310,536	1,318,145	7,609
	Euro	Buy	6/20/18	4,242,452	4,190,641	51,811
	Japanese Yen	Sell	5/16/18	8,940,710	8,807,162	(133,548)
	New Zealand Dollar	Sell	4/18/18	4,479,008	4,476,769	(2,239)
	Swedish Krona	Sell	6/20/18	6,548,000	6,633,056	85,056
Credit Suisse International
	Australian Dollar	Buy	4/18/18	2,701,270	2,770,578	(69,308)
	British Pound	Sell	6/20/18	2,685,638	2,537,336	(148,302)

Dynamic Asset Allocation Balanced Fund 69

FORWARD CURRENCY CONTRACTS at 3/31/18 (aggregate face value $452,667,242) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Credit Suisse International cont.
	Euro	Buy	6/20/18	$10,277,837	$10,215,230	$62,607
	Japanese Yen	Sell	5/16/18	1,148,106	1,100,203	(47,903)
	New Zealand Dollar	Buy	4/18/18	2,777,365	2,782,628	(5,263)
	New Zealand Dollar	Sell	4/18/18	2,777,365	2,794,906	17,541
	Swedish Krona	Sell	6/20/18	7,349,047	7,443,875	94,828
Goldman Sachs International
	Australian Dollar	Buy	4/18/18	6,325,415	6,577,228	(251,813)
	Brazilian Real	Buy	4/3/18	6,667,434	6,646,824	20,610
	Brazilian Real	Sell	4/3/18	6,667,434	6,577,998	(89,436)
	Brazilian Real	Buy	7/3/18	2,699,050	2,740,807	(41,757)
	Brazilian Real	Sell	7/3/18	2,699,050	2,709,636	10,586
	British Pound	Sell	6/20/18	2,804,571	2,747,576	(56,995)
	Canadian Dollar	Buy	4/18/18	8,275,754	8,275,176	578
	Canadian Dollar	Sell	4/18/18	8,275,754	8,304,721	28,967
	Chinese Yuan (Offshore)	Buy	5/16/18	2,661,844	2,669,097	(7,253)
	Euro	Buy	6/20/18	13,412,777	13,345,375	67,402
	Japanese Yen	Sell	5/16/18	5,605,111	5,416,125	(188,986)
	Mexican Peso	Buy	4/11/18	13,391,099	12,537,117	853,982
	Mexican Peso	Sell	4/11/18	13,391,099	12,714,452	(676,647)
	New Zealand Dollar	Sell	4/18/18	2,783,075	2,654,956	(128,119)
	Norwegian Krone	Buy	6/20/18	2,733,716	2,782,693	(48,977)
	Swedish Krona	Sell	6/20/18	3,222,821	3,245,046	22,225
HSBC Bank USA, National Association
	Australian Dollar	Buy	4/18/18	2,683,989	2,679,904	4,085
	British Pound	Sell	6/20/18	2,804,571	2,748,523	(56,048)
	Canadian Dollar	Buy	4/18/18	2,741,814	2,866,022	(124,208)
	Canadian Dollar	Sell	4/18/18	2,741,814	2,781,248	39,434
	Euro	Buy	6/20/18	6,302,549	6,266,215	36,334
	Mexican Peso	Buy	4/18/18	302,650	277,667	24,983
	Mexican Peso	Sell	4/18/18	302,650	299,828	(2,822)
	New Zealand Dollar	Buy	4/18/18	2,725,187	2,740,083	(14,896)
	New Zealand Dollar	Sell	4/18/18	2,725,187	2,741,143	15,956
	Swedish Krona	Sell	6/20/18	5,431,472	5,504,742	73,270
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/18/18	9,979,590	10,252,232	(272,642)
	British Pound	Sell	6/20/18	3,987,569	3,907,972	(79,597)
	Canadian Dollar	Sell	4/18/18	2,526,199	2,344,397	(181,802)
	Euro	Sell	6/20/18	1,621,422	1,634,029	12,607
	Japanese Yen	Sell	5/16/18	1,772,665	1,729,963	(42,702)
	Mexican Peso	Buy	4/11/18	1,644,245	1,578,285	65,960
	Mexican Peso	Sell	4/11/18	1,644,245	1,570,648	(73,597)
	New Zealand Dollar	Sell	4/18/18	1,035,324	958,457	(76,867)
	Norwegian Krone	Buy	6/20/18	2,727,898	2,768,289	(40,391)
	Russian Ruble	Buy	6/20/18	2	55,444	(55,442)

70 Dynamic Asset Allocation Balanced Fund

FORWARD CURRENCY CONTRACTS at 3/31/18 (aggregate face value $452,667,242) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
	JPMorgan Chase Bank N.A. cont.
	Singapore Dollar	Buy	5/16/18	$1,857,543	$1,862,473	$(4,930)
	Swedish Krona	Sell	6/20/18	966,399	910,894	(55,505)
	Swiss Franc	Sell	6/20/18	4,357,985	4,444,065	86,080
	Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	4/18/18	9,867,533	10,155,866	(288,333)
	Canadian Dollar	Buy	4/18/18	3,060,927	3,077,423	(16,496)
	Canadian Dollar	Sell	4/18/18	3,060,927	3,149,365	88,438
	Euro	Buy	6/20/18	8,987,059	8,924,501	62,558
	Japanese Yen	Buy	5/16/18	10,117	4,286	5,831
	New Zealand Dollar	Sell	4/18/18	2,843,635	2,828,631	(15,004)
	Swedish Krona	Sell	6/20/18	5,153,849	5,216,945	63,096
	State Street Bank and Trust Co.
	Australian Dollar	Buy	4/18/18	10,431,043	10,644,778	(213,735)
	British Pound	Sell	6/20/18	5,482,045	5,369,864	(112,181)
	Canadian Dollar	Sell	4/18/18	4,131,782	4,089,280	(42,502)
	Euro	Buy	6/20/18	6,833,660	6,739,725	93,935
	Japanese Yen	Buy	5/16/18	2,498,168	2,588,109	(89,941)
	New Zealand Dollar	Buy	4/18/18	2,778,449	2,729,966	48,483
	New Zealand Dollar	Sell	4/18/18	2,778,449	2,740,773	(37,676)
	Norwegian Krone	Buy	6/20/18	2,743,947	2,743,850	97
	Swedish Krona	Sell	6/20/18	8,080,438	8,200,445	120,007
	Turkish Lira	Sell	6/20/18	8,074	8,294	220
UBS AG
	Australian Dollar	Buy	4/18/18	8,119,170	8,270,404	(151,234)
	Canadian Dollar	Buy	4/18/18	2,612,227	2,693,869	(81,642)
	Canadian Dollar	Sell	4/18/18	2,612,227	2,613,581	1,354
	Euro	Buy	6/20/18	11,410,717	11,342,998	67,719
	Japanese Yen	Buy	5/16/18	5,574,735	5,621,810	(47,075)
	Japanese Yen	Sell	5/16/18	5,672,915	5,591,236	(81,679)
	New Zealand Dollar	Sell	4/18/18	8,479,162	8,342,523	(136,639)
	Norwegian Krone	Buy	6/20/18	2,727,898	2,768,348	(40,450)
	Swedish Krona	Buy	6/20/18	1,478,260	1,540,490	(62,230)
	WestPac Banking Corp.
	Australian Dollar	Buy	4/18/18	5,410,911	5,488,801	(77,890)
	Euro	Buy	6/20/18	5,490,162	5,458,494	31,668
	Unrealized appreciation					2,800,969
	Unrealized depreciation					(5,720,630)
Total						$(2,919,661)

* The exchange currency for all contracts listed is the United States Dollar.

Dynamic Asset Allocation Balanced Fund 71

FUTURES CONTRACTS OUTSTANDING at 3/31/18 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Russell 2000 Index E-Mini (Long)	1,487	$113,712,868	$113,844,720	Jun-18	$(5,213,923)
S&P 500 Index E-Mini (Long)	957	126,365,630	126,467,550	Jun-18	(1,455,045)
S&P 500 Index E-Mini (Short)	217	28,653,440	28,676,550	Jun-18	1,582,659
S&P Mid Cap 400 Index E-Mini (Long)	13	2,442,401	2,448,030	Jun-18	(93,491)
Tokyo Price Index (Long)	179	28,665,570	28,875,852	Jun-18	117,001
U.S. Treasury Bond 30 yr (Long)	157	23,020,125	23,020,125	Jun-18	465,781
U.S. Treasury Bond Ultra 30 yr (Long)	322	51,670,938	51,670,938	Jun-18	1,547,258
U.S. Treasury Note 2 yr (Long)	616	130,967,376	130,967,376	Jun-18	(29,037)
U.S. Treasury Note 2 yr (Short)	151	32,104,016	32,104,016	Jun-18	11,496
U.S. Treasury Note 5 yr (Long)	1,139	130,371,008	130,371,008	Jun-18	297,710
U.S. Treasury Note 5 yr (Short)	11	1,259,070	1,259,070	Jun-18	(2,772)
U.S. Treasury Note 10 yr (Long)	387	46,881,422	46,881,422	Jun-18	340,167
U.S. Treasury Note 10 yr (Short)	925	112,055,078	112,055,078	Jun-18	(811,216)
U.S. Treasury Note Ultra 10 yr (Short)	14	1,818,031	1,818,031	Jun-18	(21,684)
Unrealized appreciation					4,362,072
Unrealized depreciation					(7,627,168)
Total					$(3,265,096)

TBA SALE COMMITMENTS OUTSTANDING at 3/31/18 (proceeds receivable $9,830,977) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value
Federal National Mortgage Association, 4.00%, 4/1/48	$1,000,000	4/12/18	$1,026,094
Federal National Mortgage Association, 3.50%, 4/1/48	4,000,000	4/12/18	4,008,438
Federal National Mortgage Association, 3.00%, 4/1/48	5,000,000	4/12/18	4,876,952
Total			$9,911,484

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/18 (Unaudited)
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$35,500,000	$339,238 E	$(311,968)	6/20/28	3 month USD-	2.90% —	$27,270
				LIBOR-BBA —	Semiannually
				Quarterly
40,304,000	385,145 E	352,962	6/20/28	2.90% —	3 month USD-	(32,183)
				Semiannually	LIBOR-BBA —
					Quarterly
717,000	412	(10)	4/3/28	3 month USD-	2.7845% —	402
				LIBOR-BBA —	Semiannually
				Quarterly
76,691,500	36,045 E	(34,732)	6/20/20	2.605% —	3 month USD-	1,313
				Semiannually	LIBOR-BBA —
					Quarterly
102,355,800	48,107 E	37,935	6/20/20	3 month USD-	2.605% —	(10,172)
				LIBOR-BBA —	Semiannually
				Quarterly

72 Dynamic Asset Allocation Balanced Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/18 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$11,899,300	$50,215 E	$(25,347)	6/20/48	3 month USD-	2.85% —	$24,868
				LIBOR-BBA —	Semiannually
				Quarterly
3,672,300	15,497 E	7,691	6/20/48	2.85% —	3 month USD-	(7,806)
				Semiannually	LIBOR-BBA —
					Quarterly
17,416,800	17,765 E	(12,820)	6/20/23	3 month USD-	2.75% —	4,945
				LIBOR-BBA —	Semiannually
				Quarterly
62,357,400	63,605 E	44,128	6/20/23	2.75% —	3 month USD-	(18,743)
				Semiannually	LIBOR-BBA —
					Quarterly
Total		$57,839				$(10,106)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/18 (Unaudited)
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$10,234	$10,014	$—	1/12/42	4.00% (1 month	Synthetic TRS	$(140)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
213,683	208,435	—	1/12/41	4.00% (1 month	Synthetic TRS	(3,484)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
26,889	26,229	—	1/12/41	4.00% (1 month	Synthetic TRS	(438)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
902	901	—	1/12/38	6.50% (1 month	Synthetic TRS	10
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
130,686	130,763	—	1/12/40	4.50% (1 month	Synthetic MBX	246
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
32,753	33,073	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(382)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
30,267	29,832	—	1/12/41	(5.00%) 1 month	Synthetic TRS	145
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Dynamic Asset Allocation Balanced Fund 73

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/18 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$17,249	$16,919	$—	1/12/43	3.50% (1 month	Synthetic TRS	$(203)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
262,599	262,751	—	1/12/40	5.00% (1 month	Synthetic MBX	541
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
886,399	887,040	—	1/12/41	5.00% (1 month	Synthetic MBX	1,948
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
329,036	331,632	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(3,260)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
133,484	133,581	—	1/12/41	5.00% (1 month	Synthetic MBX	293
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
231,218	231,385	—	1/12/41	5.00% (1 month	Synthetic MBX	508
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
114,953,421	111,151,165	—	11/27/18	3 month USD-	Russell 1000 Total	4,030,547
				LIBOR-BBA plus	Return Index —
				0.35% — Quarterly	Quarterly
137,522,014	134,602,287	—	11/27/18	(3 month USD-	A basket	(2,898,091)
				LIBOR-BBA	(CGPUTQL2) of
				plus 0.37%) —	common stocks —
				Quarterly	Quarterly *
Credit Suisse International
1,243,460	1,244,382	—	1/12/41	4.50% (1 month	Synthetic MBX Index	2,525
				USD-LIBOR) —	4.50% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
45,935	44,717	—	1/12/45	3.50% (1 month	Synthetic TRS	(884)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
16,086	16,057	—	1/12/39	6.00% (1 month	Synthetic TRS	151
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

74 Dynamic Asset Allocation Balanced Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/18 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$2,830	$2,829	$—	1/12/38	6.50% (1 month	Synthetic TRS	$30
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
25,422	24,875	—	1/12/42	4.00% (1 month	Synthetic TRS	(348)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
25,422	24,875	—	1/12/42	4.00% (1 month	Synthetic TRS	(348)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
104,189	101,576	—	1/12/40	4.00% (1 month	Synthetic TRS	(1,704)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
18,428	18,573	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(183)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
22,105	22,280	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(219)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
407,872	411,089	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(4,041)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Securities LLC
240,571	234,664	—	1/12/41	(4.00%) 1 month	Synthetic TRS	3,923
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
61,078	59,764	—	1/12/42	(4.00%) 1 month	Synthetic TRS	836
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		4,041,703
Upfront premium (paid)		—		Unrealized (depreciation)		(2,913,725)
Total		$—		Total		$1,127,978

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

Dynamic Asset Allocation Balanced Fund 75

A BASKET (CGPUTQL2) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
JPMorgan Chase & Co.	Financials	35,363	$3,888,821	2.89%
Alphabet, Inc. Class A,	Information Technology	2,994	3,104,934	2.31%
Raytheon Co.	Industrials	12,249	2,643,622	1.96%
Northrop Grumman Corp.	Industrials	7,510	2,621,833	1.95%
Apple, Inc.	Information Technology	15,565	2,611,523	1.94%
McDonald’s Corp.	Consumer Discretionary	16,160	2,527,088	1.88%
Time Warner, Inc.	Consumer Discretionary	26,666	2,522,076	1.87%
PNC Financial Services Group, Inc.	Financials	16,112	2,436,844	1.81%
(The)
Texas Instruments, Inc.	Information Technology	23,309	2,421,578	1.80%
eBay, Inc.	Information Technology	60,053	2,416,515	1.80%
Intuit, Inc.	Information Technology	13,825	2,396,585	1.78%
Constellation Brands, Inc. Class A	Consumer Staples	10,507	2,394,742	1.78%
Cognizant Technology Solutions	Information Technology	29,714	2,391,999	1.78%
Corp. Class A
American Express Co.	Financials	25,388	2,368,196	1.76%
Danaher Corp.	Health Care	24,177	2,367,140	1.76%
Humana, Inc.	Health Care	8,301	2,231,576	1.66%
Exxon Mobil Corp.	Energy	27,471	2,049,631	1.52%
Pfizer, Inc.	Health Care	57,552	2,042,526	1.52%
American Electric Power Co., Inc.	Utilities	29,320	2,011,039	1.49%
TJX Cos., Inc. (The)	Consumer Discretionary	24,153	1,969,933	1.46%
Occidental Petroleum Corp.	Energy	30,234	1,964,009	1.46%
Honeywell International, Inc.	Industrials	13,278	1,918,833	1.43%
Lowe’s Cos., Inc.	Consumer Discretionary	21,514	1,887,863	1.40%
Kimberly-Clark Corp.	Consumer Staples	16,262	1,790,978	1.33%
Johnson & Johnson	Health Care	13,653	1,749,603	1.30%
Baxter International, Inc.	Health Care	24,024	1,562,520	1.16%
Allstate Corp. (The)	Financials	16,377	1,552,532	1.15%
Duke Energy Corp.	Utilities	19,816	1,535,116	1.14%
Marathon Petroleum Corp.	Energy	20,671	1,511,273	1.12%
Microsoft Corp.	Information Technology	16,411	1,497,812	1.11%
General Dynamics Corp.	Industrials	6,637	1,466,050	1.09%
Norfolk Southern Corp.	Industrials	10,763	1,461,403	1.09%
Walt Disney Co. (The)	Consumer Discretionary	14,375	1,443,820	1.07%
HP, Inc.	Information Technology	62,151	1,362,344	1.01%
Fidelity National Information	Information Technology	14,072	1,355,109	1.01%
Services, Inc.
Applied Materials, Inc.	Information Technology	23,707	1,318,369	0.98%
Verizon Communications, Inc.	Telecommunication	27,339	1,307,371	0.97%
	Services
Red Hat, Inc.	Information Technology	8,602	1,286,082	0.96%
Facebook, Inc. Class A,	Information Technology	7,931	1,267,324	0.94%
F5 Networks, Inc.	Information Technology	8,759	1,266,630	0.94%
Harris Corp.	Industrials	7,556	1,218,588	0.91%
NetApp, Inc.	Information Technology	19,649	1,212,176	0.90%

76 Dynamic Asset Allocation Balanced Fund

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Sysco Corp.	Consumer Staples	19,872	$1,191,522	0.89%
Crown Holdings, Inc.	Materials	22,712	1,152,652	0.86%
Ross Stores, Inc.	Consumer Discretionary	14,052	1,095,756	0.81%
Waste Management, Inc.	Industrials	12,958	1,090,021	0.81%
CME Group, Inc.	Financials	6,356	1,028,099	0.76%
Travelers Cos., Inc. (The)	Financials	7,398	1,027,319	0.76%
Kinder Morgan, Inc.	Energy	67,227	1,012,444	0.75%
Zoetis, Inc.	Health Care	12,097	1,010,199	0.75%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/18 (Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$1,504	$22,000	$3,241	5/11/63	300 bp —	$(1,724)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,953	49,000	7,218	5/11/63	300 bp —	(4,236)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,050	98,000	14,435	5/11/63	300 bp —	(8,328)
Index						Monthly
Barclays Bank PLC
CMBX NA BBB–.6	BBB–/P	8,647	78,000	11,489	5/11/63	300 bp —	(2,797)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA BB.6	BB/P	75,316	306,000	73,195	5/11/63	500 bp —	2,418
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	12,215	245,000	10,805	5/11/63	200 bp —	1,505
Index						Monthly
CMBX NA A.6	A/P	192,140	3,786,000	166,963	5/11/63	200 bp —	26,650
Index						Monthly
CMBX NA BBB–.6	BBB–/P	16,210	128,000	18,854	5/11/63	300 bp —	(2,570)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	283,661	2,653,000	390,787	5/11/63	300 bp —	(105,579)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	25,279	342,000	39,911	1/17/47	300 bp —	(14,433)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	110,109	1,393,000	162,563	1/17/47	300 bp —	(51,642)
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	7,598	146,000	6,439	5/11/63	200 bp —	1,216
Index						Monthly
CMBX NA A.6	A/P	7,391	146,000	6,439	5/11/63	200 bp —	1,009
Index						Monthly
CMBX NA A.6	A/P	7,391	146,000	6,439	5/11/63	200 bp —	1,009
Index						Monthly
CMBX NA A.6	A/P	13,726	209,000	9,217	5/11/63	200 bp —	4,590
Index						Monthly

Dynamic Asset Allocation Balanced Fund 77

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/18 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA A.6	A/P	$8,320	$269,000	$11,863	5/11/63	200 bp —	$(3,438)
Index						Monthly
CMBX NA A.6	A/P	13,960	271,000	11,951	5/11/63	200 bp —	2,114
Index						Monthly
CMBX NA A.6	A/P	17,044	345,000	15,215	5/11/63	200 bp —	1,963
Index						Monthly
CMBX NA A.6	A/P	16,596	529,000	23,329	5/11/63	200 bp —	(6,527)
Index						Monthly
CMBX NA A.6	A/P	42,184	700,000	30,870	5/11/63	200 bp —	11,586
Index						Monthly
CMBX NA A.6	A/P	40,406	794,000	35,015	5/11/63	200 bp —	5,699
Index						Monthly
CMBX NA A.7	A-/P	48,048	953,000	26,398	1/17/47	200 bp —	22,020
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,798	48,000	7,070	5/11/63	300 bp —	(3,244)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,846	54,000	7,954	5/11/63	300 bp —	(2,076)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,225	81,000	11,931	5/11/63	300 bp —	(7,659)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,428	96,000	14,141	5/11/63	300 bp —	(3,657)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,387	96,000	14,141	5/11/63	300 bp —	(3,697)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,540	96,000	14,141	5/11/63	300 bp —	(7,545)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,796	107,000	15,761	5/11/63	300 bp —	(3,903)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,042	119,000	17,529	5/11/63	300 bp —	(7,417)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,593	169,000	24,894	5/11/63	300 bp —	(10,202)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,937	177,000	26,072	5/11/63	300 bp —	(11,032)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	41,396	340,000	50,082	5/11/63	300 bp —	(8,488)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	36,766	392,000	57,742	5/11/63	300 bp —	(20,747)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	117,643	1,565,000	230,525	5/11/63	300 bp —	(111,969)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	2,363	30,000	3,501	1/17/47	300 bp —	(1,121)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	10,107	145,000	16,922	1/17/47	300 bp —	(6,730)
Index						Monthly

78 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/18 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC
CMBX NA A.6	A/P	$10,090	$197,000	$8,688	5/11/63	200 bp —	$1,479
Index						Monthly
CMBX NA A.6	A/P	11,616	255,000	11,246	5/11/63	200 bp —	470
Index						Monthly
CMBX NA A.6	A/P	16,457	325,000	14,333	5/11/63	200 bp —	2,251
Index						Monthly
CMBX NA A.6	A/P	23,828	385,000	16,979	5/11/63	200 bp —	7,000
Index						Monthly
CMBX NA A.6	A/P	14,457	504,000	22,226	5/11/63	200 bp —	(7,574)
Index						Monthly
CMBX NA A.6	A/P	17,326	529,000	23,329	5/11/63	200 bp —	(5,798)
Index						Monthly
CMBX NA A.6	A/P	16,906	559,000	24,652	5/11/63	200 bp —	(7,528)
Index						Monthly
CMBX NA A.6	A/P	28,846	634,000	27,959	5/11/63	200 bp —	1,133
Index						Monthly
CMBX NA A.6	A/P	38,131	648,000	28,577	5/11/63	200 bp —	9,807
Index						Monthly
CMBX NA A.6	A/P	19,222	683,000	30,120	5/11/63	200 bp —	(10,632)
Index						Monthly
CMBX NA A.6	A/P	28,021	849,000	37,441	5/11/63	200 bp —	(9,090)
Index						Monthly
CMBX NA A.6	A/P	162,589	2,698,000	118,982	5/11/63	200 bp —	44,656
Index						Monthly
CMBX NA A.7	A-/P	16,576	378,000	10,471	1/17/47	200 bp —	6,253
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,506	29,000	4,272	5/11/63	300 bp —	251
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,945	53,000	7,807	5/11/63	300 bp —	(1,831)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,931	54,000	7,954	5/11/63	300 bp —	(1,992)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,754	55,000	8,102	5/11/63	300 bp —	(316)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,750	62,000	9,133	5/11/63	300 bp —	(1,346)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,804	80,000	11,784	5/11/63	300 bp —	(2,933)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,420	83,000	12,226	5/11/63	300 bp —	(2,758)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,151	91,000	13,404	5/11/63	300 bp —	(3,200)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,790	134,000	19,738	5/11/63	300 bp —	(4,870)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	20,226	182,000	26,809	5/11/63	300 bp —	(6,476)
Index						Monthly

Dynamic Asset Allocation Balanced Fund 79

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/18 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB–.6	BBB–/P	$52,603	$299,000	$44,043	5/11/63	300 bp —	$8,735
Index						Monthly
CMBX NA BBB–.6	BBB–/P	519,626	4,339,000	639,135	5/11/63	300 bp —	(116,978)
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.6	BBB–/P	15,216	110,000	16,203	5/11/63	300 bp —	(923)
Index						Monthly
CMBX NA A.6	A/P	24,668	408,000	17,993	5/11/63	200 bp —	6,834
Index						Monthly
CMBX NA A.6	A/P	34,356	665,000	29,327	5/11/63	200 bp —	5,288
Index						Monthly
CMBX NA BB.6	BB/P	24,066	98,000	23,442	5/11/63	500 bp —	720
Index						Monthly
CMBX NA BB.6	BB/P	48,541	197,000	47,122	5/11/63	500 bp —	1,614
Index						Monthly
Upfront premium received		2,476,033		Unrealized appreciation			178,270
Upfront premium (paid)		—		Unrealized depreciation			(595,006)
Total		$2,476,033		Total			$(416,736)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2018. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/18 (Unaudited)
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.7 Index	$(61,757)	$306,000	$58,905	1/17/47	(500 bp) —	$(3,150)
					Monthly
CMBX NA BB.7 Index	(9,737)	62,000	11,935	1/17/47	(500 bp) —	2,137
					Monthly
CMBX NA BB.7 Index	(10,124)	62,000	11,935	1/17/47	(500 bp) —	1,751
					Monthly
Credit Suisse International
CMBX NA BB.7 Index	(10,802)	612,000	146,390	5/11/63	(500 bp) —	134,993
					Monthly
CMBX NA BB.7 Index	(109,548)	666,000	128,205	1/17/47	(500 bp) —	18,009
					Monthly
CMBX NA BB.7 Index	(30,806)	167,000	32,148	1/17/47	(500 bp) —	1,179
					Monthly

80 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/18 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International
CMBX NA BB.6 Index	$(35,600)	$348,000	$83,242	5/11/63	(500 bp) —	$47,303
					Monthly
CMBX NA BB.7 Index	(6,356)	42,000	8,085	1/17/47	(500 bp) —	1,688
					Monthly
CMBX NA BB.6 Index	(146)	1,000	239	5/11/63	(500 bp) —	92
					Monthly
CMBX NA BB.7 Index	(117,160)	577,000	111,073	1/17/47	(500 bp) —	(6,648)
					Monthly
CMBX NA BB.7 Index	(18,678)	114,000	21,945	1/17/47	(500 bp) —	3,156
					Monthly
CMBX NA BB.7 Index	(676)	4,000	770	1/17/47	(500 bp) —	90
					Monthly
JPMorgan Securities LLC
CMBX NA BB.7 Index	(10,662)	55,000	10,588	1/17/47	(500 bp) —	(128)
					Monthly
CMBX NA BB.6 Index	(21,006)	158,000	37,794	5/11/63	(500 bp) —	16,634
					Monthly
CMBX NA BB.6 Index	(10,826)	77,000	18,418	5/11/63	(500 bp) —	7,517
					Monthly
CMBX NA BB.6 Index	(2,301)	16,000	3,827	5/11/63	(500 bp) —	1,510
					Monthly
CMBX NA BB.7 Index	(129,250)	755,000	145,338	1/17/47	(500 bp) —	15,354
					Monthly
CMBX NA BB.7 Index	(29,883)	184,000	35,420	1/17/47	(500 bp) —	5,358
					Monthly
CMBX NA BB.7 Index	(18,784)	120,000	23,100	1/17/47	(500 bp) —	4,199
					Monthly
CMBX NA BB.7 Index	(17,706)	91,000	17,518	1/17/47	(500 bp) —	(277)
					Monthly
CMBX NA BB.7 Index	(12,959)	72,000	13,860	1/17/47	(500 bp) —	831
					Monthly
CMBX NA BB.7 Index	(9,737)	62,000	11,935	1/17/47	(500 bp) —	2,137
					Monthly
CMBX NA BB.7 Index	(11,800)	60,000	11,550	1/17/47	(500 bp) —	(308)
					Monthly
CMBX NA BB.7 Index	(11,320)	57,000	10,973	1/17/47	(500 bp) —	(403)
					Monthly
CMBX NA BBB–.7 Index	(6,138)	55,000	6,419	1/17/47	(300 bp) —	249
					Monthly
CMBX NA BBB–.7 Index	(3,038)	29,000	3,384	1/17/47	(300 bp) —	329
					Monthly
Merrill Lynch International
CMBX NA BB.7 Index	(23,045)	115,000	22,138	1/17/47	(500 bp) —	(1,019)
					Monthly
CMBX NA BB.7 Index	(17,707)	91,000	17,518	1/17/47	(500 bp) —	(278)
					Monthly

Dynamic Asset Allocation Balanced Fund 81

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/18 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Merrill Lynch International cont.
CMBX NA BB.7 Index	$(17,740)	$91,000	$17,518	1/17/47	(500 bp) —	$(310)
					Monthly
CMBX NA BB.7 Index	(12,871)	71,000	13,668	1/17/47	(500 bp) —	728
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(11,208)	110,000	12,837	1/17/47	(300 bp) —	1,565
					Monthly
CMBX NA BB.7 Index	(39,618)	197,000	37,923	1/17/47	(500 bp) —	(1,887)
					Monthly
CMBX NA BB.7 Index	(34,324)	178,000	34,265	1/17/47	(500 bp) —	(182)
					Monthly
CMBX NA BB.7 Index	(31,686)	157,000	30,223	1/17/47	(500 bp) —	(1,616)
					Monthly
Upfront premium received	—		Unrealized appreciation			266,809
Upfront premium (paid)	(894,999)		Unrealized depreciation			(16,206)
Total	$(894,999)		Total			$250,603

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD
at 3/31/18 (Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 30	B+/P	$(1,835,365)	$30,833,000	$1,860,093	6/20/23	500 bp —	$41,858
Index						Quarterly
NA Investment	BBB+/P	(1,690,194)	104,200,000	1,719,821	6/20/23	100 bp —	52,781
Grade Index						Quarterly
Total		$(3,525,559)					$94,639

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2018. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

82 Dynamic Asset Allocation Balanced Fund

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED
at 3/31/18 (Unaudited)
	Upfront
	premium			Termi-	Payments	Unrealized
Referenced	received	Notional		nation	(paid)	appreciation/
debt*	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 30	$3,579,331	$57,362,000	$3,460,535	6/20/23	(500 bp) —	$86,929
Index					Quarterly
Total	$3,579,331					$86,929

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Dynamic Asset Allocation Balanced Fund 83

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks* :
Basic materials	$23,631,934	$27,030,887	$—
Capital goods	108,170,033	15,178,367	—
Communication services	33,228,111	15,789,754	1,332
Conglomerates	9,199,667	8,948,212	—
Consumer cyclicals	177,220,604	36,383,736	4
Consumer staples	90,636,466	32,710,042	5,125
Energy	66,006,169	15,317,902	7,209
Financials	221,064,442	74,876,733	—
Government	—	59,147	—
Health care	157,634,553	27,550,358	—
Technology	293,671,258	13,443,345	—
Transportation	26,835,300	13,318,544	—
Utilities and power	47,011,357	8,678,777	—
Total common stocks	1,254,309,894	289,285,804	13,670

Asset-backed securities	—	8,550,000	—
Commodity linked notes	—	39,264,480	—
Convertible bonds and notes	—	154,499	—
Convertible preferred stocks	—	212,313	—
Corporate bonds and notes	—	412,723,152	20
Foreign government and agency bonds and notes	—	11,301,917	—
Investment companies	627,876	—	—
Mortgage-backed securities	—	70,944,565	—
Preferred stocks	138,733	—	—
Senior loans	—	3,872,507	—
U.S. government and agency mortgage obligations	—	277,434,858	—
Warrants	897	—	—
Short-term investments	222,084,898	216,238,581	—
Totals by level	$1,477,162,298	$1,329,982,676	$13,690

84 Dynamic Asset Allocation Balanced Fund

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(2,919,661)	$—
Futures contracts	(3,265,096)	—	—
TBA sale commitments	—	(9,911,484)	—
Interest rate swap contracts	—	(67,945)	—
Total return swap contracts	—	1,127,978	—
Credit default contracts	—	(1,619,371)	—
Totals by level	$(3,265,096)	$(13,390,483)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 85

Statement of assets and liabilities 3/31/18 (Unaudited)

ASSETS
Investment in securities, at value, including $25,456,309 of securities on loan (Notes 1 and 10):
Unaffiliated issuers (identified cost $2,327,332,669)	$2,559,869,274
Affiliated issuers (identified cost $247,289,390) (Notes 1 and 5)	247,289,390
Cash	53,428
Foreign currency (cost $269,876) (Note 1)	269,510
Dividends, interest and other receivables	9,680,490
Receivable for shares of the fund sold	5,666,499
Receivable for investments sold	9,431,708
Receivable for sales of delayed delivery securities (Note 1)	3,984,942
Receivable for variation margin on futures contracts (Note 1)	4,492,614
Receivable for variation margin on centrally cleared swap contracts (Note 1)	286,040
Unrealized appreciation on forward currency contracts (Note 1)	2,800,969
Unrealized appreciation on OTC swap contracts (Note 1)	4,486,782
Premium paid on OTC swap contracts (Note 1)	894,999
Prepaid assets	76,633
Total assets	2,849,283,278

LIABILITIES
Payable for investments purchased	17,821,093
Payable for purchases of delayed delivery securities (Note 1)	58,774,425
Payable for shares of the fund repurchased	2,934,211
Payable for compensation of Manager (Note 2)	1,215,093
Payable for custodian fees (Note 2)	68,742
Payable for investor servicing fees (Note 2)	897,079
Payable for Trustee compensation and expenses (Note 2)	439,262
Payable for administrative services (Note 2)	14,849
Payable for distribution fees (Note 2)	1,258,235
Payable for variation margin on futures contracts (Note 1)	609,457
Payable for variation margin on centrally cleared swap contracts (Note 1)	315,716
Unrealized depreciation on OTC swap contracts (Note 1)	3,524,937
Premium received on OTC swap contracts (Note 1)	2,476,033
Unrealized depreciation on forward currency contracts (Note 1)	5,720,630
TBA sale commitments, at value (proceeds receivable $9,830,977) (Note 1)	9,911,484
Collateral on securities loaned, at value (Note 1)	25,864,492
Collateral on certain derivative contracts, at value (Notes 1 and 10)	660,000
Other accrued expenses	309,211
Total liabilities	132,814,949

Net assets	$2,716,468,329

(Continued on next page)

86 Dynamic Asset Allocation Balanced Fund

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,422,450,509
Undistributed net investment income (Note 1)	31,509,947
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	35,096,778
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	227,411,095
Total — Representing net assets applicable to capital shares outstanding	$2,716,468,329

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,377,122,099 divided by 92,181,491 shares)	$14.94
Offering price per class A share (100/94.25 of $14.94)*	$15.85
Net asset value and offering price per class B share ($63,038,196 divided by 4,237,507 shares)**	$14.88
Net asset value and offering price per class C share ($315,731,398 divided by 21,734,615 shares)**	$14.53
Net asset value and redemption price per class M share ($26,680,475 divided by 1,789,709 shares)	$14.91
Offering price per class M share (100/96.50 of $14.91)*	$15.45
Net asset value, offering price and redemption price per class P share
($200,874,407 divided by 13,408,411 shares)	$14.98
Net asset value, offering price and redemption price per class R share
($36,196,293 divided by 2,443,134 shares)	$14.82
Net asset value, offering price and redemption price per class R5 share
($10,499,899 divided by 701,322 shares)	$14.97
Net asset value, offering price and redemption price per class R6 share
($258,175,909 divided by 17,244,911 shares)	$14.97
Net asset value, offering price and redemption price per class Y share
($428,149,653 divided by 28,598,473 shares)	$14.97

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 87

Statement of operations Six months ended 3/31/18 (Unaudited)

INVESTMENT INCOME
Interest (net of foreign tax of $2,661) (including interest income of $1,604,067 from investments
in affiliated issuers) (Note 5)	$17,602,383
Dividends (net of foreign tax of $306,719)	15,716,689
Securities lending (net of expenses) (Notes 1 and 5)	48,857
Total investment income	33,367,929

EXPENSES
Compensation of Manager (Note 2)	7,099,153
Investor servicing fees (Note 2)	1,791,565
Custodian fees (Note 2)	63,781
Trustee compensation and expenses (Note 2)	53,402
Distribution fees (Note 2)	3,872,569
Administrative services (Note 2)	46,932
Other	467,688
Total expenses	13,395,090
Expense reduction (Note 2)	(7,651)
Net expenses	13,387,439

Net investment income	19,980,490

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	49,427,669
Foreign currency transactions (Note 1)	(14,201)
Forward currency contracts (Note (1)	(3,337,430)
Futures contracts (Note 1)	4,847,742
Swap contracts (Note 1)	(521,337)
Written options (Note 1)	1,148,404
Total net realized gain	51,550,847
Change in net unrealized appreciation (depreciation) on:
Securities in unaffiliated issuers and TBA sale commitments	(5,434,177)
Assets and liabilities in foreign currencies	(716)
Forward currency contracts	(3,702,640)
Futures contracts	(11,398,605)
Swap contracts	3,530,979
Written options	(79,229)
Total change in net unrealized depreciation	(17,084,388)

Net gain on investments	34,466,459

Net increase in net assets resulting from operations	54,446,949

The accompanying notes are an integral part of these financial statements.

88 Dynamic Asset Allocation Balanced Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 3/31/18*	Year ended 9/30/17
Operations
Net investment income	$19,980,490	$37,314,074
Net realized gain on investments
and foreign currency transactions	51,550,847	137,215,841
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(17,084,388)	119,851,188
Net increase in net assets resulting from operations	54,446,949	294,381,103
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(10,140,913)	(19,793,277)
Class B	(224,608)	(492,427)
Class C	(1,200,357)	(2,268,503)
Class M	(120,848)	(279,760)
Class P	(1,859,029)	(3,357,051)
Class R	(209,328)	(370,612)
Class R5	(93,063)	(36,284)
Class R6	(2,205,861)	(3,330,277)
Class Y	(3,510,879)	(5,726,823)
Net realized short-term gain on investments
Class A	(23,811,029)	—
Class B	(1,131,527)	—
Class C	(5,468,593)	—
Class M	(441,508)	—
Class P	(3,440,375)	—
Class R	(592,538)	—
Class R5	(185,049)	—
Class R6	(3,818,292)	—
Class Y	(6,593,347)	—
From net realized long-term gain on investments
Class A	(40,666,025)	(11,716,141)
Class B	(1,932,495)	(624,910)
Class C	(9,339,619)	(2,579,176)
Class M	(754,037)	(248,337)
Class P	(5,875,697)	(1,439,619)
Class R	(1,011,974)	(236,302)
Class R5	(316,039)	(20,580)
Class R6	(6,521,129)	(1,426,579)
Class Y	(11,260,548)	(2,494,803)
Increase in capital from settlement payments	6,157	—
Increase from capital share transactions (Note 4)	168,164,195	99,823,214
Total increase in net assets	79,892,594	337,762,856

NET ASSETS
Beginning of period	2,636,575,735	2,298,812,879
End of period (including undistributed net investment
income of $31,509,947 and $31,094,343, respectively)	$2,716,468,329	$2,636,575,735

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 89

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class A
March 31, 2018**	$15.43	.11	.23	.34	(.11)	(.72)	(.83)	—[d,e]	$14.94	2.12*	$1,377,122	.48*	.74*	63*g
September 30, 2017	14.02	.22	1.54	1.76	(.22)	(.13)	(.35)	—	15.43	12.66	1,398,458.98		1.54	200[g]
September 30, 2016	13.90	.19	.89	1.08	(.22)	(.74)	(.96)	—	14.02	8.06	1,330,619	1.01[f]	1.38[f]	374[g]
September 30, 2015	14.69	.17	(.05)	.12	(.21)	(.70)	(.91)	—	13.90	.65	1,205,510.98		1.18	343[g]
September 30, 2014	13.19	.22	1.48	1.70	(.20)	—	(.20)	—	14.69	12.94	1,114,099.99		1.55	351[g]
September 30, 2013	11.89	.21	1.28	1.49	(.19)	—	(.19)	—	13.19	12.62	969,273	1.02	1.71	190[h]
Class B
March 31, 2018**	$15.36	.06	.23	.29	(.05)	(.72)	(.77)	—[d,e]	$14.88	1.81*	$63,038	.86*	.36*	63*g
September 30, 2017	13.96	.11	1.52	1.63	(.10)	(.13)	(.23)	—	15.36	11.80	68,183	1.73	.78	200[g]
September 30, 2016	13.85	.08	.89	.97	(.12)	(.74)	(.86)	—	13.96	7.20	71,395	1.76[f]	.62[f]	374[g]
September 30, 2015	14.63	.06	(.04)	.02	(.10)	(.70)	(.80)	—	13.85	(.05)	72,356	1.73	.42	343[g]
September 30, 2014	13.15	.11	1.46	1.57	(.09)	—	(.09)	—	14.63	11.97	78,865	1.74	.80	351[g]
September 30, 2013	11.84	.12	1.29	1.41	(.10)	—	(.10)	—	13.15	11.90	81,247	1.77	.96	190[h]
Class C
March 31, 2018**	$15.03	.06	.22	.28	(.06)	(.72)	(.78)	—[d,e]	$14.53	1.74*	$315,731	.86*	.37*	63*g
September 30, 2017	13.66	.11	1.50	1.61	(.11)	(.13)	(.24)	—	15.03	11.89	306,264	1.73	.79	200[g]
September 30, 2016	13.58	.08	.86	.94	(.12)	(.74)	(.86)	—	13.66	7.19	283,090	1.76[f]	.63[f]	374[g]
September 30, 2015	14.38	.06	(.05)	.01	(.11)	(.70)	(.81)	—	13.58	(.09)	208,644	1.73	.43	343[g]
September 30, 2014	12.92	.11	1.45	1.56	(.10)	—	(.10)	—	14.38	12.09	142,816	1.74	.80	351[g]
September 30, 2013	11.65	.12	1.25	1.37	(.10)	—	(.10)	—	12.92	11.81	114,907	1.77	.96	190[h]
Class M
March 31, 2018**	$15.39	.08	.23	.31	(.07)	(.72)	(.79)	—[d,e]	$14.91	1.92*	$26,680	.73*	.49*	63*g
September 30, 2017	13.99	.15	1.52	1.67	(.14)	(.13)	(.27)	—	15.39	12.07	30,034	1.48	1.04	200[g]
September 30, 2016	13.87	.12	.89	1.01	(.15)	(.74)	(.89)	—	13.99	7.52	27,883	1.51[f]	.87[f]	374[g]
September 30, 2015	14.66	.10	(.05)	.05	(.14)	(.70)	(.84)	—	13.87	.15	29,153	1.48	.68	343[g]
September 30, 2014	13.17	.15	1.47	1.62	(.13)	—	(.13)	—	14.66	12.33	28,808	1.49	1.05	351[g]
September 30, 2013	11.87	.15	1.28	1.43	(.13)	—	(.13)	—	13.17	12.10	26,680	1.52	1.20	190[h]
Class P
March 31, 2018**	$15.47	.15	.22	.37	(.14)	(.72)	(.86)	—[d,e]	$14.98	2.31*	$200,874	.29 *	.94*	63*g
September 30, 2017	14.05	.29	1.53	1.82	(.27)	(.13)	(.40)	—	15.47	13.14	197,195.59		1.96	200[g]
September 30, 2016†	14.07	.02	.02	.04	(.06)	—	(.06)	—	14.05	.25*	152,939	.05*	.14*	374[g]
Class R
March 31, 2018**	$15.31	.09	.23	.32	(.09)	(.72)	(.81)	—[d,e]	$14.82	2.01*	$36,196	.61*	.61*	63*g
September 30, 2017	13.91	.19	1.52	1.71	(.18)	(.13)	(.31)	—	15.31	12.43	34,448	1.23	1.31	200[g]
September 30, 2016	13.81	.15	.88	1.03	(.19)	(.74)	(.93)	—	13.91	7.75	24,577	1.26[f]	1.13[f]	374[g]
September 30, 2015	14.59	.14	(.06)	.08	(.16)	(.70)	(.86)	—	13.81	.39	12,031	1.23	.92	343[g]
September 30, 2014	13.11	.18	1.47	1.65	(.17)	—	(.17)	—	14.59	12.59	14,744	1.24	1.30	351[g]
September 30, 2013	11.81	.18	1.28	1.46	(.16)	—	(.16)	—	13.11	12.42	12,512	1.27	1.46	190[h]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

90 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 91

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class R5
March 31, 2018**	$15.46	.14	.22	.36	(.13)	(.72)	(.85)	—[d,e]	$14.97	2.25*	$10,500	.36*	.87*	63*g
September 30, 2017	14.04	.25	1.55	1.80	(.25)	(.13)	(.38)	—	15.46	12.96	1,434.73		1.71	200[g]
September 30, 2016	13.93	.23	.88	1.11	(.26)	(.74)	(1.00)	—	14.04	8.28	2,523	.74[f]	1.72[f]	374[g]
September 30, 2015	14.71	.22	(.05)	.17	(.25)	(.70)	(.95)	—	13.93	.97	256.73		1.46	343[g]
September 30, 2014	13.21	.28	1.45	1.73	(.23)	—	(.23)	—	14.71	13.12	36.74		1.95	351[g]
September 30, 2013	11.90	.25	1.29	1.54	(.23)	—	(.23)	—	13.21	12.99	12.75		1.98	190[h]
Class R6
March 31, 2018**	$15.46	.14	.23	.37	(.14)	(.72)	(.86)	—[d,e]	$14.97	2.30*	$258,176	.31*	.93*	63*g
September 30, 2017	14.05	.28	1.53	1.81	(.27)	(.13)	(.40)	—	15.46	13.03	212,565.63		1.93	200[g]
September 30, 2016	13.93	.24	.89	1.13	(.27)	(.74)	(1.01)	—	14.05	8.44	147,161	.64[f]	1.75[f]	374[g]
September 30, 2015	14.71	.23	(.04)	.19	(.27)	(.70)	(.97)	—	13.93	1.08	60,489.63		1.55	343[g]
September 30, 2014	13.21	.27	1.48	1.75	(.25)	—	(.25)	—	14.71	13.30	16,200.64		1.91	351[g]
September 30, 2013	11.90	.25	1.30	1.55	(.24)	—	(.24)	—	13.21	13.11	10,947.65		1.94	190[h]
Class Y
March 31, 2018**	$15.46	.13	.23	.36	(.13)	(.72)	(.85)	—[d,e]	$14.97	2.25*	$428,150	.36*	.87*	63*g
September 30, 2017	14.05	.27	1.52	1.79	(.25)	(.13)	(.38)	—	15.46	12.92	387,995.73		1.82	200[g]
September 30, 2016	13.92	.22	.90	1.12	(.25)	(.74)	(.99)	—	14.05	8.37	258,625	.76[f]	1.63[f]	374[g]
September 30, 2015	14.71	.21	(.05)	.16	(.25)	(.70)	(.95)	—	13.92	.90	260,604.73		1.43	343[g]
September 30, 2014	13.21	.26	1.48	1.74	(.24)	—	(.24)	—	14.71	13.20	131,417.74		1.79	351[g]
September 30, 2013	11.90	.25	1.28	1.53	(.22)	—	(.22)	—	13.21	12.96	115,550.77		1.98	190[h]

* Not annualized.

** Unaudited.

† For the period August 31, 2016 (commencement of operations) to September 30, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Countrywide Financial which amounted to less than $0.01 per share outstanding on November 29, 2017.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

g Portfolio turnover includes TBA purchase and sale commitments.

h Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
September 30, 2013	404%

The accompanying notes are an integral part of these financial statements.

92 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 93

Notes to financial statements 3/31/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2017 through March 31, 2018.

Putnam Dynamic Asset Allocation Balanced Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The goal of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class P, class R, class R5, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

94 Dynamic Asset Allocation Balanced Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities and total return swaps taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other

Dynamic Asset Allocation Balanced Fund 95

multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $19,310,640, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from

96 Dynamic Asset Allocation Balanced Fund

changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

Dynamic Asset Allocation Balanced Fund 97

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as

98 Dynamic Asset Allocation Balanced Fund

a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward

Dynamic Asset Allocation Balanced Fund 99

Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $4,588,147 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $4,722,707 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $25,864,492 and the value of securities loaned amounted to $25,456,309.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or

100 Dynamic Asset Allocation Balanced Fund

expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $2,576,572,268, resulting in gross unrealized appreciation and depreciation of $290,590,129 and $76,659,312, respectively, or net unrealized appreciation of $213,930,817.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.261% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2019, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Dynamic Asset Allocation Balanced Fund 101

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,070,107	Class R	26,144
Class B	50,343	Class R5	8,084
Class C	238,882	Class R6	59,553
Class M	21,169	Class Y	307,088
Class P	10,195	Total	$1,791,565

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $3,304 under the expense offset arrangements and by $4,347 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,052, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

102 Dynamic Asset Allocation Balanced Fund

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,768,824
Class B	1.00%	1.00%	332,923
Class C	1.00%	1.00%	1,579,442
Class M	1.00%	0.75%	104,929
Class R	1.00%	0.50%	86,451
Total			$3,872,569

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $185,499 and $4,972 from the sale of class A and class M shares, respectively, and received $7,166 and $4,345 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,412 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$1,613,718,726	$1,555,259,673
U.S. government securities (Long-term)	—	—
Total	$1,613,718,726	$1,555,259,673

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class A	Shares	Amount	Shares	Amount
Shares sold	6,394,242	$98,696,404	12,592,277	$183,545,250
Shares issued in connection with
reinvestment of distributions	4,638,115	71,067,047	2,078,280	30,114,156
	11,032,357	169,763,451	14,670,557	213,659,406
Shares repurchased	(9,498,292)	(147,373,439)	(18,946,045)	(276,153,053)
Net increase (decrease)	1,534,065	$22,390,012	(4,275,488)	$(62,493,647)

Dynamic Asset Allocation Balanced Fund 103

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class B	Shares	Amount	Shares	Amount
Shares sold	118,034	$1,804,996	364,199	$5,193,735
Shares issued in connection with
reinvestment of distributions	201,104	3,070,095	72,731	1,040,391
	319,138	4,875,091	436,930	6,234,126
Shares repurchased	(519,456)	(7,995,528)	(1,113,037)	(16,121,201)
Net decrease	(200,318)	$(3,120,437)	(676,107)	$(9,887,075)

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class C	Shares	Amount	Shares	Amount
Shares sold	2,409,352	$36,232,976	4,364,667	$62,210,045
Shares issued in connection with
reinvestment of distributions	1,019,474	15,195,951	324,148	4,545,119
	3,428,826	51,428,927	4,688,815	66,755,164
Shares repurchased	(2,077,451)	(31,223,305)	(5,022,330)	(71,506,240)
Net increase (decrease)	1,351,375	$20,205,622	(333,515)	$(4,751,076)

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class M	Shares	Amount	Shares	Amount
Shares sold	166,435	$2,576,467	227,589	$3,323,098
Shares issued in connection with
reinvestment of distributions	84,789	1,296,793	36,164	520,575
	251,224	3,873,260	263,753	3,843,673
Shares repurchased	(412,687)	(6,500,368)	(305,845)	(4,435,457)
Net decrease	(161,463)	$(2,627,108)	(42,092)	$(591,784)

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class P	Shares	Amount	Shares	Amount
Shares sold	1,991,297	$31,029,135	7,194,724	$105,028,623
Shares issued in connection with
reinvestment of distributions	728,002	11,175,101	328,999	4,796,670
	2,719,299	42,204,236	7,523,723	109,825,293
Shares repurchased	(2,060,106)	(31,933,951)	(5,658,079)	(83,168,795)
Net increase	659,193	$10,270,285	1,865,644	$26,656,498

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class R	Shares	Amount	Shares	Amount
Shares sold	403,330	$6,085,558	1,003,506	$14,564,662
Shares issued in connection with
reinvestment of distributions	101,646	1,544,349	34,548	497,316
	504,976	7,629,907	1,038,054	15,061,978
Shares repurchased	(312,446)	(4,820,162)	(553,774)	(8,010,498)
Net increase	192,530	$2,809,745	484,280	$7,051,480

104 Dynamic Asset Allocation Balanced Fund

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class R5	Shares	Amount	Shares	Amount
Shares sold	644,748	$10,013,252	85,850	$1,241,394
Shares issued in connection with
reinvestment of distributions	38,704	594,151	3,934	56,864
	683,452	10,607,403	89,784	1,298,258
Shares repurchased	(74,856)	(1,152,711)	(176,723)	(2,601,314)
Net increase (decrease)	608,596	$9,454,692	(86,939)	$(1,303,056)

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class R6	Shares	Amount	Shares	Amount
Shares sold	4,958,508	$76,758,158	5,878,097	$85,702,558
Shares issued in connection with
reinvestment of distributions	817,316	12,545,282	326,155	4,756,856
	5,775,824	89,303,440	6,204,252	90,459,414
Shares repurchased	(2,280,779)	(35,381,315)	(2,931,132)	(42,953,882)
Net increase	3,495,045	$53,922,125	3,273,120	$47,505,532

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	6,885,090	$107,036,793	11,241,296	$164,012,814
Shares issued in connection with
reinvestment of distributions	1,288,860	19,784,322	534,190	7,791,520
	8,173,950	126,821,115	11,775,486	171,804,334
Shares repurchased	(4,673,708)	(71,961,856)	(5,089,109)	(74,167,992)
Net increase	3,500,242	$54,859,259	6,686,377	$97,636,342

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/17	cost	proceeds	income	of 3/31/18
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$27,418,945	$136,646,430	$138,200,883	$201,078	$25,864,492
Putnam Short Term
Investment Fund**	234,701,319	198,500,522	211,776,943	1,604,067	221,424,898
Total Short-term
investments	$262,120,264	$335,146,952	$349,977,826	$1,805,145	$247,289,390

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

There were no realized or unrealized gains or losses during the period.

Dynamic Asset Allocation Balanced Fund 105

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased currency options (contract amount)	$40,300,000
Written currency options (contract amount)	$40,300,000
Futures contracts (number of contracts)	6,000
Forward currency contracts (contract amount)	$656,400,000
Centrally cleared interest rate swap contracts (notional)	$355,500,000
OTC total return swap contracts (notional)	$254,300,000
OTC credit default contracts (notional)	$37,100,000
Centrally cleared credit default contracts (notional)	$177,300,000
Warrants (number of warrants)	2,000

106 Dynamic Asset Allocation Balanced Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$4,765,800*	Unrealized depreciation	$6,385,171*
Foreign exchange
contracts	Receivables	2,800,969	Payables	5,720,630
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	5,731,104*	Unrealized depreciation	9,660,550*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	3,117,243*	Unrealized depreciation	1,391,963*
Total		$16,415,116		$23,158,314

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$884,990	$884,990
Foreign exchange contracts	(606,310)	—	(3,337,430)	—	$(3,943,740)
Equity contracts	—	14,637,677	—	(2,278,236)	$12,359,441
Interest rate contracts	—	(9,789,935)	—	871,909	$(8,918,026)
Total	$(606,310)	$4,847,742	$(3,337,430)	$(521,337)	$382,665

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(174,083)	$(174,083)
Foreign exchange
contracts	—	116,481	—	(3,702,640)	—	$(3,586,159)
Equity contracts	(70)	—	(14,759,521)	—	3,778,488	$(10,981,103)
Interest rate
contracts	—	—	3,360,916	—	(73,426)	$3,287,490
Total	$(70)	$116,481	$(11,398,605)	$(3,702,640)	$3,530,979	$(11,453,855)

Dynamic Asset Allocation Balanced Fund 107

Note 9: New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

Note 10: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$ —	$ —	$ 190,616	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 190,616
OTC Total return swap contracts*#	—	2,890	—	4,031,348	—	2,525	181	—	—	4,759	—	—	—	—	—	—	—	4,041,703
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	82,356	305,337	224,297	—	—	348,412	70,484	—	114,716	—	—	—	—	1,145,602
Centrally cleared credit default contracts§	—	—	95,424	—	—	—	—	—	—	—	—	—	—	—	—	—	—	95,424
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	4,492,614	—	—	—	—	—	4,492,614
Forward currency contracts#	256,440	123,976	—	299,112	—	174,976	1,004,350	194,062	164,647	—	—	—	—	219,923	262,742	69,073	31,668	2,800,969
Repurchase agreements**	—	—	—	—	18,932,000	—	—	—	—	—	—	—	—	—	—	—	—	18,932,000
Total Assets	$256,440	$126,866	$286,040	$4,330,460	$19,014,356	$482,838	$1,228,828	$194,062	$164,647	$353,171	$70,484	$4,492,614	$114,716	$219,923	$262,742	$69,073	$31,668	$31,698,928
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	204,529	—	—	—	—	—	—	—	—	—	—	—	—	—	—	204,529
OTC Total return swap contracts*#	—	7,907	—	2,898,091	—	884	6,843	—	—	—	—	—	—	—	—	—	—	2,913,725
OTC Credit default contracts —
protection sold*#	24,795	11,444	—	—	72,898	785,683	691,777	—	—	1,172,858	—	—	133,314	—	—	—	—	2,892,769
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit default contracts§	—	—	111,187	—	—	—	—	—	—	—	—	—	—	—	—	—	—	111,187
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	609,457	—	—	—	—	—	609,457
Forward currency contracts#	449,652	471,049	—	463,014	—	270,776	1,489,983	197,974	883,475	—	—	—	—	319,833	496,035	600,949	77,890	5,720,630
Total Liabilities	$474,447	$490,400	$315,716	$3,361,105	$72,898	$1,057,343	$2,188,603	$197,974	$883,475	$1,172,858	$—	$609,457	$133,314	$319,833	$496,035	$600,949	$77,890	$12,452,297
Total Financial and Derivative Net Assets	$(218,007)	$(363,534)	$(29,676)	$969,355	$18,941,458	$(574,505)	$(959,775)	$(3,912)	$(718,828)	$(819,687)	$70,484	$3,883,157	$(18,598)	$(99,910)	$(233,293)	$(531,876)	$(46,222)	$19,246,631
Total collateral received (pledged)†##	$(218,007)	$(363,534)	$—	$660,000	$18,941,458	$(574,505)	$(940,210)	$(3,912)	$(718,828)	$(819,687)	$—	$—	$—	$(99,910)	$(220,580)	$(442,954)	$—
Net amount	$—	$—	$(29,676)	$309,355	$—	$—	$(19,565)	$—	$—	$—	$70,484	$3,883,157	$(18,598)	$—	$(12,713)	$(88,922)	$(46,222)

108 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 109

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$660,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$660,000
Uncontrolled collateral received	$—	$—	$—	$—	$19,310,640	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$19,310,640
Collateral (pledged) (including
TBA commitments)**	$(264,538)	$(425,918)	$—	$—	$—	$(642,732)	$(940,210)	$(23,954)	$(779,123)	$(831,058)	$—	$—	$—	$(151,640)	$(220,580)	$(442,954)	$—	$(4,722,707)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $13,802,152 and $1,910,155, respectively.

110 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 111

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Opportunities Fund	Convertible Securities Fund
Capital Spectrum Fund	Equity Income Fund
Emerging Markets Equity Fund	International Value Fund
Equity Spectrum Fund	Small Cap Value Fund
Europe Equity Fund
Global Equity Fund	Income
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Emerging Markets Income Fund
Investors Fund	Floating Rate Income Fund
Low Volatility Equity Fund	Global Income Trust
Multi-Cap Core Fund	Government Money Market Fund*
Research Fund	High Yield Fund
Income Fund
Global Sector	Money Market Fund†
Global Consumer Fund	Mortgage Securities Fund
Global Financials Fund	Short Duration Income Fund
Global Health Care Fund
Global Industrials Fund	Tax-free Income
Global Natural Resources Fund	AMT-Free Municipal Fund
Global Sector Fund	Intermediate-Term Municipal Income Fund
Global Technology Fund	Short-Term Municipal Income Fund
Global Telecommunications Fund	Tax Exempt Income Fund
Global Utilities Fund	Tax-Free High Yield Fund

Growth	State tax-free income funds‡:
Growth Opportunities Fund	California, Massachusetts, Minnesota,
International Growth Fund	New Jersey, New York, Ohio, and Pennsylvania.
Small Cap Growth Fund
Sustainable Future Fund
Sustainable Leaders Fund

112 Dynamic Asset Allocation Balanced Fund

Absolute Return	Asset Allocation
Absolute Return 100 Fund®	Dynamic Risk Allocation Fund
Fixed Income Absolute Return Fund	George Putnam Balanced Fund
Multi-Asset Absolute Return Fund
Dynamic Asset Allocation Balanced Fund
Putnam PanAgora**	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Market Neutral Fund
Putnam PanAgora Risk Parity Fund	Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Dynamic Asset Allocation Balanced Fund 113

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

114 Dynamic Asset Allocation Balanced Fund

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Dynamic Asset Allocation Balanced Fund 115

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisors	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
The Putnam Advisory Company, LLC	Robert L. Reynolds	Vice President and
One Post Office Square	Manoj P. Singh	Assistant Treasurer
Boston, MA 02109
	Officers	Mark C. Trenchard
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	President	BSA Compliance Officer
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Custodian	Principal Executive Officer,	Proxy Voting and Corporate
State Street Bank	and Compliance Liaison	Governance, Assistant Clerk,
and Trust Company		and Assistant Treasurer
Robert T. Burns
Legal Counsel	Vice President and	Denere P. Poulack
Ropes & Gray LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

116 Dynamic Asset Allocation Balanced Fund

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

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SA059 310723 5/18

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 29, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 29, 2018